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                                                                     Exhibit 4.4

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                               WARRANT AGREEMENT




                     -------------------------------------


                     AMERICAN MOBILE SATELLITE CORPORATION

                                   as Issuer

                                      and

                      STATE STREET BANK AND TRUST COMPANY

                               as Warrant Agent


                     -------------------------------------

                                March 31, 1998


                     -------------------------------------





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          WARRANT AGREEMENT dated as of March 31, 1998 between American Mobile
Satellite Corporation, ("HOLDINGS"), and State Street Bank and Trust Company, as Warrant Agent (the "WARRANT AGENT").

          WHEREAS, Holdings proposes to issue common stock purchase warrants, as hereinafter described (the "WARRANTS"), to purchase up to an aggregate of 1,258,759 shares of Common Stock, par value $.01 per share (the "COMMON STOCK"), of Holdings (the Common Stock issuable on exercise of the Warrants being referred to herein as the "WARRANT SHARES"), in connection with a private placement of an aggregate of $335,000,000 principal amount of the 12 1/4% Senior Notes due 2008 (the "NOTES") of AMSC Acquisition Company, Inc., a wholly-owned subsidiary of Holdings (the "COMPANY") and 335,000 Warrants, each Warrant entitling the holder thereof to purchase one Warrant Share. The Notes and Warrants will be sold in Units, each Unit consisting of $1,000 in aggregate principal amount of Notes and One Warrant.

          WHEREAS, Holdings desires the Warrant Agent to act on behalf of Holdings, and the Warrant Agent is willing so to act, in connection with the issuance of Warrant Certificates (as defined below) and other matters as provided herein;

          NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

          Section 1.  Definitions.
                      -----------

          "144A GLOBAL WARRANT" means a Global Warrant in the form of Exhibit A1 hereto bearing the Global Warrant Legend and the Private Placement Legend and deposited with or on behalf of, and registered in the name of, the Depositary or its nominee that will be issued in a denomination equal to the outstanding number of the Warrants sold in reliance on Rule 144A.

          "AFFILIATE" of any specified Person means (A) any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person and (B) any director, officer or employee of such specified person. For purposes of this definition "CONTROL" (including, with correlative meanings, the terms "CONTROLLING," "CONTROLLED BY" and "UNDER COMMON CONTROL WITH") as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

          "APPLICABLE PROCEDURES" means, with respect to any transfer or exchange of or for beneficial interests in any Global Warrant, the rules and procedures of the Depositary, Euroclear and Cedel that apply to such transfer or exchange.

          "CEDEL" means Cedel Bank, SA.

          "DEFINITIVE WARRANT" means a certificated Warrant registered in the name of the Holder thereof and issued in accordance with Section 3.6 hereof, in the form of Exhibit A1 hereto except that such Warrant shall not bear the Global Warrant Legend and shall not have the "Schedule of Exchanges of Interests in the Global Warrant" attached thereto.

          "DEPOSITARY" means, with respect to the Warrants issuable or issued in whole or in part in global form, the Person specified in Section 3.3 hereof as the Depositary with respect to the Warrants,

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and any and all successors thereto appointed as Depositary hereunder and having become such pursuant to the applicable provision of this Indenture.

          "DISINTERESTED DIRECTOR" means, in connection with any issuance of securities that give rise to a determination of the Fair Market Value thereof, each member of the Board of Directors of Holdings who is not an officer, employee, director or other Affiliate of the party to whom Holdings is proposing to issue the securities giving rise to such determination.

          "EUROCLEAR" means Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear system.

          "GLOBAL WARRANTS" means, individually and collectively, each of the Restricted Global Warrants, in the form of Exhibits A1 and A2 hereto issued in accordance with Section 3.1 hereof.

          "GLOBAL WARRANT LEGEND" means the legend set forth in Section 3.6(f)(ii), which is required to be placed on all Global Warrants issued under this Warrant Agreement.

          "IAI GLOBAL WARRANT" means the Global Warrant in the form of Exhibit A1 hereto bearing the Global Warrant Legend and the Private Placement Legend and deposited with or on behalf of and registered in the name of the Depositary or its nominee that will be issued in a denomination equal to the outstanding number of the Warrants sold to Institutional Accredited Investors.

          "INDIRECT PARTICIPANT" means a Person who holds a beneficial interest in a Global Warrant through a Participant.

          "INSTITUTIONAL ACCREDITED INVESTOR" means an institution that is an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act, who are not also QIBs.

          "NON-U.S. PERSON" means a Person who is not a U.S. Person.

          "OFFICER" means, with respect to any Person, the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary or any Vice-President of such Person.

          "OFFICERS' CERTIFICATE" means a certificate signed on behalf of Holdings by two Officers of Holdings, one of whom must be the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of Holdings that meets the requirements of Section
13.04 and 13.05 of the Indenture.

          "OPINION OF COUNSEL" means an opinion from legal counsel who is reasonably acceptable to the Warrant Agent, that meets the requirements of
Section 13.04 and 13.05 of the Indenture. The counsel may be an employee of or counsel to Holdings, any Subsidiary of Holdings or the Warrant Agent.

          "PARTICIPANT" means, with respect to the Depositary, Euroclear or Cedel, a Person who has an account with the Depositary, Euroclear or Cedel, respectively (and, with respect to The Depository Trust Company, shall include Euroclear and Cedel).

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

          "PRIVATE PLACEMENT LEGEND" means the legend set forth in Section 3.6(f)(i) to be placed on all Warrants issued under this Warrant Agreement except where otherwise permitted by the provisions of this Warrant Agreement.

          "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

          "REGULATION S" means Regulation S promulgated under the Securities
Act.

          "REGULATION S GLOBAL WARRANT" means a Regulation S Temporary Global Warrant or Regulation S Permanent Global Warrant, as appropriate.

          "REGULATION S PERMANENT GLOBAL WARRANT" means a permanent Global Warrant in the form of Exhibit A1 hereto bearing the Global Warrant Legend and the Private Placement Legend and deposited with or on behalf of and registered in the name of the Depositary or its nominee, issued in a denomination equal to the number of the Regulation S Temporary Global Warrants upon expiration of the Restricted Period.

          "REGULATION S TEMPORARY GLOBAL WARRANT" means a temporary Global Warrant in the form of Exhibit A2 hereto bearing the Private Placement Legend and deposited with or on behalf of and registered in the name of the Depositary or its nominee, issued in a denomination equal to the outstanding number of Warrants initially sold in reliance on Rule 903 of Regulation S.

          "RESTRICTED DEFINITIVE WARRANT" means a Definitive Warrant bearing the Private Placement Legend.

          "RESTRICTED GLOBAL WARRANT" means a Global Warrant bearing the Private Placement Legend.

          "RULE 144" means Rule 144 promulgated under the Securities Act.

          "RULE 144A" means Rule 144A promulgated under the Securities Act.

          "RULE 903" means Rule 903 promulgated under the Securities Act.

          "RULE 904" means Rule 904 promulgated under the Securities Act.

          "SECURITIES ACT" means the Securities Act of 1933, as amended.

          "U.S. PERSON" means a U.S. person as defined in Rule 902(o) under the Securities Act.

          Section 2.  Appointment of Warrant Agent.
                      ----------------------------

          Holdings hereby appoints the Warrant Agent to act as agent for Holdings in accordance with the instructions set forth hereinafter in this Agreement, and the Warrant Agent hereby accepts such appointment.

          Section 3.  Warrants Certificates
                      ---------------------

          3.1.  Form and Dating.

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          (a)  General.

          The Warrants and the Warrant Agent's certificate of authentication shall be substantially in the form of Exhibits A1 and A2 hereto (the "WARRANT CERTIFICATES"). The Warrants may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Warrant shall be dated the date of its authentication.

          The terms and provisions contained in the Warrants shall constitute, and are hereby expressly made, a part of this Warrant Agreement, Holdings and the Warrant Agent, by their execution and delivery of this Warrant Agreement, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Warrant conflicts with the express provisions of this Warrant Agreement, the provisions of this Warrant Agreement shall govern and be controlling.

          (b)  Global Warrants.

          Warrants issued in global form shall be substantially in the form of Exhibits A1 or A2 attached hereto (including the Global Warrant Legend thereon and the "Schedule of Exchanges of Interests in the Global Warrant" attached thereto). Warrants issued in definitive form shall be substantially in the form of Exhibit A1 attached hereto (but without the Global Warrant Legend thereon and without the "Schedule of Exchanges of Interests in the Global Warrant" attached thereto). Each Global Warrant shall represent such of the outstanding Warrants as shall be specified therein and each shall provide that it shall represent the number of outstanding Warrants from time to time endorsed thereon and that the number of outstanding Warrants represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Warrant to reflect the amount of any increase or decrease in the number of outstanding Warrants represented thereby shall be made by the Warrant Agent or the Warrant Custodian, at the direction of the Warrant Agent, in accordance with instructions given by the Holder thereof as required by Section 3.6 hereof.

          (c)  Temporary Global Warrants.

          Warrants offered and sold in reliance on Regulation S shall be issued initially in the form of the Regulation S Temporary Global Warrant, which shall be deposited on behalf of the purchasers of the Warrants represented thereby with the Warrant Agent, at its New York office, as custodian for the Depositary, and registered in the name of the Depositary or the nominee of the Depositary for the accounts of designated agents holding on behalf of Euroclear or Cedel Bank, duly executed by Holdings and authenticated by the Warrant Agent as hereinafter provided. The Restricted Period shall be terminated upon the receipt by the Warrant Agent of (i) a written certificate from the Depositary, together with copies of certificates from Euroclear and Cedel Bank certifying that they have received certification of non-U.S. beneficial ownership of 100% of the aggregate amount of the Regulation S Temporary Global Warrant (except to the extent of any beneficial owners thereof who acquired an interest therein during the Restricted Period pursuant to another exemption from registration under the Securities Act and who will take delivery of a beneficial ownership interest in a 144A Global Warrant or an IAI Global Warrant bearing a Private Placement Legend, all as contemplated by Section 3.6(a)(ii) hereof), and (ii) an Officers' Certificate from Holdings. Following the termination of the Restricted Period, beneficial interests in the Regulation S Temporary Global Warrant shall be exchanged for beneficial interests in Regulation S Permanent Global Warrants pursuant to the Applicable Procedures. Simultaneously with the authentication of Regulation S Permanent Global Warrants, the Warrant Agent shall cancel the Regulation S Temporary Global Warrant. The aggregate amount of the Regulation S

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Temporary Global Warrants and the Regulation S Permanent Global Warrants may
from time to time be increased or decreased by adjustments made on the records of the Warrant Agent and the Depositary or its nominee, as the case may be, in connection with transfers of interest as hereinafter provided.

          (d)  Euroclear and Cedel Procedures Applicable.

          The provisions of the "Operating Procedures of the Euroclear System" and "Terms and Conditions Governing Use of Euroclear" and the "General Terms and Conditions of Cedel Bank" and "Customer Handbook" of Cedel Bank shall be applicable to transfers of beneficial interests in the Regulation S Temporary Global Warrant and the Regulation S Permanent Global Warrants that are held by Participants through Euroclear or Cedel Bank.

          3.2.  Execution and Authentication.

          Two Officers shall sign the Warrants for Holdings by manual or facsimile signature.

          If an Officer whose signature is on a Warrant no longer holds that office at the time a Warrant is authenticated, the Warrant shall nevertheless be valid.

          A Warrant shall not be valid until authenticated by the manual signature of the Warrant Agent. The signature shall be conclusive evidence that the Warrant has been authenticated under this Warrant Agreement.

          The Warrant Agent shall, upon a written order of Holdings signed by two Officers (a "WARRANT AUTHENTICATION ORDER"), authenticate Warrants for original issue up to the number stated in the preamble hereto.

          The Warrant Agent may appoint an authenticating agent acceptable to Holdings to authenticate Warrants. An authenticating agent may authenticate Warrants whenever the Warrant Agent may do so. Each reference in this Warrant Agreement to authentication by the Warrant Agent includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with Holdings or an Affiliate of Holdings.

          3.3.  Warrant Registrar and Warrant Paying Agent.

          Holdings shall maintain an office or agency where Warrants may be presented for registration of transfer or for exchange ("WARRANT REGISTRAR") and an office or agency where Warrants may be presented for payment ("WARRANT PAYING AGENT"). The Warrant Registrar shall keep a register of the Warrants and of their transfer and exchange. Holdings may appoint one or more co-Warrant Registrars and one or more additional Warrant Paying Agents. The term "WARRANT REGISTRAR" includes any co-Warrant Registrar and the term "WARRANT PAYING AGENT" includes any additional Warrant Paying Agent. Holdings may change any Warrant Paying Agent or Warrant Registrar without notice to any Holder. Holdings shall notify the Warrant Agent in writing of the name and address of any Agent not a party to this Warrant Agreement. If Holdings fails to appoint or maintain another entity as Warrant Registrar or Warrant Paying Agent, the Warrant Agent shall act as such. Holdings or any of its Subsidiaries may act as Warrant Paying Agent or Warrant Registrar.

          Holdings initially appoints The Depository Trust Company ("DTC") to act as Depositary with respect to the Global Warrants.

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          Holdings initially appoints the Warrant Agent to act as the Warrant
Registrar and Warrant Paying Agent and to act as Warrant Custodian with respect to the Global Warrants.

          3.4. Holdings shall require each Warrant Paying Agent other than the Warrant Agent to agree in writing that the Warrant Paying Agent will hold in trust for the benefit of Holders or the Warrant Agent all money held by the Warrant Paying Agent for the payment of Liquidated Damages, if any, on the Warrants, and will notify the Warrant Agent of any default by Holdings in making any such payment. While any such default continues, the Warrant Agent may require a Warrant Paying Agent to pay all money held by it to the Warrant Agent. Holdings at any time may require a Warrant Paying Agent to pay all money held by it to the Warrant Agent. Upon payment over to the Warrant Agent, the Warrant Paying Agent (if other than Holdings or a Subsidiary) shall have no further liability for the money. If Holdings or a Subsidiary acts as Warrant Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Warrant Paying Agent. Upon any bankruptcy or reorganization proceedings relating to Holdings, the Warrant Agent shall serve as Warrant Paying Agent for the Warrants.

          3.5.  Holder Lists.

          The Warrant Agent shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all Holders. If the Warrant Agent is not the Warrant Registrar, Holdings shall furnish to the Warrant Agent at least seven Business Days before each interest payment date and at such other times as the Warrant Agent may request in writing, a list in such form and as of such date as the Warrant Agent may reasonably require of the names and addresses of the Holders of Warrants.

          3.6.  Transfer and Exchange.

          (a)  Transfer and Exchange of Global Warrants.

          A Global Warrant may not be transferred as a whole except by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. All Global Warrants will be exchanged by Holdings for Definitive Warrants if (i) Holdings delivers to the Warrant Agent notice from the Depositary that it is unwilling or unable to continue to act as Depositary or that it is no longer a clearing agency registered under the Exchange Act and, in either case, a successor Depositary is not appointed by Holdings within 120 days after the date of such notice from the Depositary or (ii) Holdings in its sole discretion determines that the Global Warrants (in whole but not in part) should be exchanged for Definitive Warrants and delivers a written notice to such effect to the Warrant Agent; provided that in no event shall the Regulation S Temporary Global Warrant be exchanged by Holdings for Definitive Warrants prior to (x) the expiration of the Restricted Period and (y) the receipt by the Warrant Registrar of any certificates required pursuant to Rule 903(c)(3)(ii)(B) under the Securities Act. Upon the occurrence of either of the preceding events in (i) or (ii) above, Definitive Warrants shall be issued in such names as the Depositary shall instruct the Warrant Agent. Global Warrants also may be exchanged or replaced, in whole or in part, as provided in Sections 2.07 and
2.10 hereof. Every Warrant authenticated and delivered in exchange for, or in lieu of, a Global Warrant or any portion thereof, pursuant to this Section 3.6 or Section 3.7 or 3.10 hereof, shall be authenticated and delivered in the form of, and shall be, a Global Warrant. A Global Warrant may not be exchanged for another Warrant other than as provided in this Section 3.6(a). However, beneficial

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interests in a Global Warrant may be transferred and exchanged as provided in
Section 3.6(b) or (c) hereof.

          (b) Transfer and Exchange of Beneficial Interests in the Global Warrants.

          The transfer and exchange of beneficial interests in the Global Warrants shall be effected through the Depositary, in accordance with the provisions of this Warrant Agreement and the Applicable Procedures. Beneficial interests in the Restricted Global Warrants shall be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Transfers of beneficial interests in the Global Warrants also shall require compliance with either subparagraph (i) or (ii) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:

               (i) Transfer of Beneficial Interests in the Same Global Warrant. Beneficial interests in any Restricted Global Warrant may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Warrant in accordance with the transfer restrictions set forth in the Private Placement Legend; provided, however, that prior to the expiration of the Restricted Period, transfers of beneficial interests in the Temporary Regulation S Global Warrant may not be made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser). Beneficial interests in any Unrestricted Global Warrant may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Warrant. No written orders or instructions shall be required to be delivered to the Warrant Registrar to effect the transfers described in this Section 3.6(b)(i).

               (ii) All Other Transfers and Exchanges of Beneficial Interests in Global Warrants. In connection with all transfers and exchanges of beneficial interests that are not subject to Section 3.6(b)(i) above, the transferor of such beneficial interest must deliver to the Warrant Registrar either (A) (1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in another Global Warrant in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase or (B) (1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to cause to be issued a Definitive Warrant in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given by the Depositary to the Warrant Registrar containing information regarding the Person in whose name such Definitive Warrant shall be registered to effect the transfer or exchange referred to in (1) above; provided that in no event shall Definitive Warrants be issued upon the transfer or exchange of beneficial interests in the Regulation S Temporary Global Warrant prior to (x) the expiration of the Restricted Period and (y) the receipt by the Warrant Registrar of any certificates required pursuant to Rule 903 under the Securities Act. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Warrants contained in this Warrant Agreement and the Warrants, or otherwise applicable provisions under the Securities Act, the Warrant Agent shall adjust the number of the relevant Global Warrant(s) pursuant to Section 3.6(g) hereof.

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               (iii)  Transfer of Beneficial Interests to Another Restricted
          Global Warrant. A beneficial interest in any Restricted Global Warrant may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Restricted Global Warrant if the transfer complies with the requirements of Section 3.6(b)(ii) above and the Warrant Registrar receives the following:

                     (A) if the transferee will take delivery in the form of a
              beneficial interest in the 144A Global Warrant, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof;

                     (B) if the transferee will take delivery in the form of a
              beneficial interest in the Regulation S Temporary Global Warrant or the Regulation S Global Warrant, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof; and

                     (C) if the transferee will take delivery in the form of a
              beneficial interest in the IAI Global Warrant, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications and certificates and Opinion of Counsel required by item (3) thereof, if applicable.

               (iv) Transfer and Exchange of Beneficial Interests in a Restricted Global Warrant for Beneficial Interests in the Unrestricted Global Warrant. A beneficial interest in any Restricted Global Warrant may be exchanged by any holder thereof for a beneficial interest in an Unrestricted Global Warrant or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Warrant if the exchange or transfer complies with the requirements of Section 3.6(b)(ii) above and:

                    (A) such transfer is effected pursuant to the Shelf
              Registration Statement in accordance with the Warrant Registration Rights Agreement;

                    (B) the Warrant Registrar receives the following:

                         (1) if the holder of such beneficial interest in a
                    Restricted Global Warrant proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Global Warrant, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (1)(a) thereof; or

                         (2) if the holder of such beneficial interest in a
                    Restricted Global Warrant proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Warrant, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

          and, in each such case set forth in this subparagraph (B), if the Warrant Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Warrant Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer

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          contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

          If any such transfer is effected pursuant to subparagraph (A) or (B) above at a time when an Unrestricted Global Warrant has not yet been issued, Holdings shall issue and, upon receipt of a Warrant Authentication Order in accordance with Section 3.2 hereof, the Warrant Agent shall authenticate one or more Unrestricted Global Warrants in an number equal to the number of beneficial interests transferred pursuant to subparagraph (A) or (B) above.

          Beneficial interests in an Unrestricted Global Warrant cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a beneficial interest in a Restricted Global Warrant.

          (c) Transfer or Exchange of Beneficial Interests for Definitive Warrants.

               (i) Beneficial Interests in Restricted Global Warrants to Restricted Definitive Warrants. If any holder of a beneficial interest in a Restricted Global Warrant proposes to exchange such beneficial interest for a Restricted Definitive Warrant or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Restricted Definitive Warrant, then, upon receipt by the Warrant Registrar of the following documentation:

                    (A) if the holder of such beneficial interest in a
               Restricted Global Warrant proposes to exchange such beneficial interest for a Restricted Definitive Warrant, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (2)(a) thereof;

                    (B) if such beneficial interest is being transferred to a
               QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;

                    (C) if such beneficial interest is being transferred to a
               Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof;

                    (D) if such beneficial interest is being transferred
               pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(a) thereof;

                    (E) if such beneficial interest is being transferred to an
               Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (B) through (D) above, a certificate to the effect set forth in Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable;

                    (F) if such beneficial interest is being transferred to
               Holdings or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(b) thereof; or

                    (G) if such beneficial interest is being transferred
               pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c) thereof,

     the Warrant Agent shall cause the amount of the applicable Global Warrant to be reduced accordingly pursuant to Section 3.6(g) hereof, and Holdings shall execute and the Warrant Agent shall authenticate and deliver to the Person designated in the instructions a Definitive Warrant in the appropriate amount. Any Definitive Warrant issued in exchange for a beneficial interest in a Restricted Global Warrant pursuant to this Section 3.6(c) shall be registered in such name or names and in such authorized amount or amounts as the holder of such beneficial interest shall instruct the Warrant Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Warrant Agent shall deliver such Definitive Warrants to the Persons in whose names such Warrants are so registered. Any Definitive Warrant issued in exchange for a beneficial interest in a Restricted Global Warrant pursuant to this Section 3.6(c)(i) shall bear the Private Placement Legend and shall be subject to all restrictions on transfer contained therein.

               Notwithstanding Sections 3.6(i)(A) and (C) hereof, a beneficial interest in the Regulation S Temporary Global Warrant may not be exchanged for a Definitive Warrant or transferred to a Person who takes delivery thereof in the form of a Definitive Warrant prior to (x) the expiration of the Restricted Period and (y) the receipt by the Warrant Registrar of any certificates required pursuant to Rule 903(c)(3)(ii)(B) under the Securities Act, except in the case of a transfer pursuant to an exemption from the registration requirements of the Securities Act other than Rule 903 or Rule 904.

               (ii) Beneficial Interests in Restricted Global Warrants to Unrestricted Definitive Warrants. A holder of a beneficial interest in a Restricted Global Warrant may exchange such beneficial interest for an Unrestricted Definitive Warrant or may transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Definitive Warrant only if:

                    (A) such transfer is effected pursuant to the Shelf
               Registration Statement in accordance with the Warrant Registration Rights Agreement;

                    (B) the Warrant Registrar receives the following:

                         (1) if the holder of such beneficial interest in a
                    Restricted Global Warrant proposes to exchange such beneficial interest for a Definitive Warrant that does not bear the Private Placement Legend, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (1)(b) thereof; or

                         (2) if the holder of such beneficial interest in a
                    Restricted Global Warrant proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a Definitive Warrant that does not bear the Private Placement Legend, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

               and, in each such case set forth in this subparagraph (B), if the Warrant Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Warrant Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

               (iii) Beneficial Interests in Unrestricted Global Warrants to Unrestricted Definitive Warrants. If any holder of a beneficial interest in an Unrestricted Global Warrant proposes to exchange such beneficial interest for a Definitive Warrant or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Definitive Warrant, then, upon satisfaction of the conditions set forth in Section 3.6(b)(ii) hereof, the Warrant Agent shall order the amount of the applicable Global Warrant to be reduced accordingly pursuant to Section 3.6(g) hereof, and Holdings shall execute and, upon receipt of a Warrant Authentication Order, the Warrant Agent shall authenticate and deliver to the Person designated in the instructions a Definitive Warrant in the appropriate amount. Any Definitive Warrant issued in exchange for a beneficial interest pursuant to this Section 3.6(c)(iii) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Warrant Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Warrant Agent shall deliver such Definitive Warrants to the Persons in whose names such Warrants are so registered. Any Definitive Warrant issued in exchange for a beneficial interest pursuant to this Section 3.6(c)(iii) shall not bear the Private Placement Legend.

          (d) Transfer and Exchange of Definitive Warrants for Beneficial Interests.

              (i) Restricted Definitive Warrants to Beneficial Interests in Restricted Global Warrants. If any Holder of a Restricted Definitive Warrant proposes to exchange such Warrant for a beneficial interest in a Restricted Global Warrant or to transfer such Restricted Definitive Warrants to a Person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Warrant, then, upon receipt by the Warrant Registrar of the following documentation:

                    (A) if the Holder of such Restricted Definitive Warrant
              proposes to exchange such Warrant for a beneficial interest in a Restricted Global Warrant, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item
              (2)(b) thereof;

                    (B) if such Restricted Definitive Warrant is being
              transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;

                    (C) if such Restricted Definitive Warrant is being
              transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule

              904 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item
              (2) thereof;

                    (D) if such Restricted Definitive Warrant is being
              transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(a) thereof;

                    (E) if such Restricted Definitive Warrant is being
              transferred to an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (B) through (D) above, a certificate to the effect set forth in Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable;

                    (F) if such Restricted Definitive Warrant is being
              transferred to Holdings or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(b) thereof; or

                    (G) if such Restricted Definitive Warrant is being
              transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c) thereof, the Warrant Agent shall cancel the Restricted Definitive Warrant, increase or cause to be increased the number of, in the case of clause
          (A) above, the appropriate Restricted Global Warrant, in the case of clause (B) above, the 144A Global Warrant, in the case of clause (c) above, the Regulation S Global Warrant, and in all other cases, the IAI Global Warrant.

               (ii) Restricted Definitive Warrants to Beneficial Interests in Unrestricted Global Warrants. A Holder of a Restricted Definitive Warrant may exchange such Warrant for a beneficial interest in an Unrestricted Global Warrant or transfer such Restricted Definitive Warrant to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Warrant only if:

                    (A) such transfer is effected pursuant to the Shelf
               Registration Statement in accordance with the Warrant Registration Rights Agreement;

                    (B) the Warrant Registrar receives the following:

                         (1) if the Holder of such Definitive Warrants proposes
                    to exchange such Warrants for a beneficial interest in the Unrestricted Global Warrant, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(c) thereof; or

                         (2) if the Holder of such Definitive Warrants proposes
                    to transfer such Warrants to a Person who shall take delivery thereof in the form of a beneficial interest in the Unrestricted Global Warrant, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

               and, in each such case set forth in this subparagraph (B), if the Warrant Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Warrant Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

     Upon satisfaction of the conditions of any of the subparagraphs in this
     Section 3.6(d)(ii), the Warrant Agent shall cancel the Definitive Warrants and increase or cause to be increased the number of the Unrestricted Global Warrant.

               (iii) Unrestricted Definitive Warrants to Beneficial Interests in Unrestricted Global Warrants. A Holder of an Unrestricted Definitive Warrant may exchange such Warrant for a beneficial interest in an Unrestricted Global Warrant or transfer such Definitive Warrants to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Warrant at any time. Upon receipt of a request for such an exchange or transfer, the Warrant Agent shall cancel the applicable Unrestricted Definitive Warrant and increase or cause to be increased the number of one of the Unrestricted Global Warrants.

               If any such exchange or transfer from a Definitive Warrant to a beneficial interest is effected pursuant to subparagraphs (ii)(B) or (iii) above at a time when an Unrestricted Global Warrant has not yet been issued, Holdings shall issue and, upon receipt of a Warrant Authentication Order in accordance with Section 3.2 hereof, the Warrant Agent shall authenticate one or more Unrestricted Global Warrants in a number equal to the number of Definitive Warrants so transferred.

          (e) Transfer and Exchange of Definitive Warrants for Definitive Warrants.

          Upon request by a Holder of Definitive Warrants and such Holder's compliance with the provisions of this Section 3.6(e), the Warrant Registrar shall register the transfer or exchange of Definitive Warrants. Prior to such registration of transfer or exchange, the requesting Holder shall present or surrender to the Warrant Registrar the Definitive Warrants duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Warrant Registrar duly executed by such Holder or by his attorney, duly authorized in writing. In addition, the requesting Holder shall provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 3.6(e).

               (i) Restricted Definitive Warrants to Restricted Definitive Warrants. Any Restricted Definitive Warrant may be transferred to and registered in the name of Persons who take delivery thereof in the form of a Restricted Definitive Warrant if the Warrant Registrar receives the following:

                    (A) if the transfer will be made pursuant to Rule 144A under the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof;

                    (B) if the transfer will be made pursuant to Rule 903 or
               Rule 904, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item
               (2) thereof; and

                    (C) if the transfer will be made pursuant to any other
               exemption from the registration requirements of the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable.

               (ii) Restricted Definitive Warrants to Unrestricted Definitive Warrants. Any Restricted Definitive Warrant may be exchanged by the Holder thereof for an Unrestricted Definitive Warrant or transferred to a Person or Persons who take delivery thereof in the form of an Unrestricted Definitive Warrant if:

                    (A) any such transfer is effected pursuant to the Shelf
                Registration Statement in accordance with the Registration Rights Agreement;

                    (B) the Warrant Registrar receives the following:

                         (1) if the Holder of such Restricted Definitive
                    Warrants proposes to exchange such Warrants for an Unrestricted Definitive Warrant, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(d) thereof; or

                         (2) if the Holder of such Restricted Definitive
                    Warrants proposes to transfer such Warrants to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Warrant, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

                    and, in each such case set forth in this subparagraph (B), if the Warrant Registrar so requests, an Opinion of Counsel in form reasonably acceptable to Holdings to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

               (iii) Unrestricted Definitive Warrants to Unrestricted Definitive Warrants. A Holder of Unrestricted Definitive Warrants may transfer such Warrants to a Person who takes delivery thereof in the form of an Unrestricted Definitive Warrant. Upon receipt of a request to register such a transfer, the Warrant Registrar shall register the Unrestricted Definitive Warrants pursuant to the instructions from the Holder thereof.

          (f)  Legends.

          The following legends shall appear on the face of all Global Warrants and Definitive Warrants issued under this Warrant Agreement unless specifically stated otherwise in the applicable provisions of this Warrant Agreement.

               (i)  Private Placement Legend.

                    (A) Except as permitted by subparagraph (B) below, each Global Warrant and each Definitive Warrant (and all Warrants issued in exchange therefor or substitution thereof) shall bear the legend in substantially the following form:

               "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

               THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO
     (A) OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY ONLY (1) TO HOLDINGS, (2) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (3) TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (4) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (5) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT (AN "IAI") THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE WARRANT AGENT, AND, IN THE CASE OF ANY TRANSFER TO ANY IAI OF SECURITIES ENTITLING THE HOLDER TO PURCHASE 10,000 OR FEWER SHARES OF COMMON STOCK, AN OPINION OF COUNSEL IF HOLDINGS SO REQUESTS OR (6) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT (AND BASED ON AN OPINION OF COUNSEL IF HOLDINGS SO REQUESTS), SUBJECT IN EACH OF THE FOREGOING CASES TO APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THAT IT WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE."

                    (B) Notwithstanding the foregoing, any Global Warrant or Definitive Warrant issued pursuant to subparagraphs (b)(iv), (c)(ii),
          (c)(iii), (d)(ii), (d)(iii), (e)(ii), (e)(iii) or (f) to this Section
          3.6 (and all Warrants issued in exchange therefor or substitution thereof) shall not bear the Private Placement Legend.


               (ii) Global Warrant Legend. Each Global Warrant shall bear a legend in substantially the following form:

               THIS GLOBAL WARRANT IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS WARRANT) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE WARRANT AGENT MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 3.7 OF THE WARRANT AGREEMENT, (II) THIS

     GLOBAL WARRANT MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO
     SECTION 3.6(a) OF THE WARRANT AGREEMENT, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE WARRANT AGREEMENT FOR CANCELLATION PURSUANT TO SECTION
     3.11 OF THE WARRANT AGENT AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF HOLDINGS.

               (iii) Regulation S Temporary Global Warrant Legend. The Regulation S Temporary Global Warrant shall bear a legend in substantially the following form:

               THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL WARRANT, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR CERTIFICATED WARRANTS, ARE AS SPECIFIED IN THE WARRANT AGREEMENT. NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL WARRANT SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON.

          (g)  Cancellation and/or Adjustment of Global Warrants.

          At such time as all beneficial interests in a particular Global Warrant have been exchanged for Definitive Warrants or a particular Global Warrant has been redeemed, repurchased or canceled in whole and not in part, each such Global Warrant shall be returned to or retained and canceled by the Warrant Agent in accordance with Section 3.11 hereof. At any time prior to such cancellation, if any beneficial interest in a Global Warrant is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Warrant or for Definitive Warrants, the amount of Warrants represented by such Global Warrant shall be reduced accordingly and an endorsement shall be made on such Global Warrant by the Warrant Agent or by the Depositary at the direction of the Warrant Agent to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Warrant, such other Global Warrant shall be increased accordingly and an endorsement shall be made on such Global Warrant by the Warrant Agent or by the Depositary at the direction of the Warrant Agent to reflect such increase.

          (h)  General Provisions Relating to Transfers and Exchanges.

               (i) To permit registrations of transfers and exchanges, Holdings shall execute and the Warrant Agent shall authenticate Global Warrants and Definitive Warrants upon Holdings' order or at the Warrant Registrar's request.

               (ii) No service charge shall be made to a holder of a beneficial interest in a Global Warrant or to a Holder of a Definitive Warrant for any registration of transfer or exchange, but Holdings may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Sections 3.10) hereof.

               (iii) All Global Warrants and Definitive Warrants issued upon any registration of transfer or exchange of Global Warrants or Definitive Warrants shall be the duly authorized, executed and issued warrants for Common Stock of Holdings, not subject to any preemptive rights, and entitled to the same benefits under this Warrant Agreement, as the Global Warrants or Definitive Warrants surrendered upon such registration of transfer or exchange.

               (iv) Prior to due presentment for the registration of a transfer of any Warrant, the Warrant Agent, any Agent and Holdings may deem and treat the Person in whose name any Warrant is registered as the absolute owner of such Warrant for the purpose of receiving payment of principal of and interest on such Warrants and for all other purposes, and none of the Warrant Agent, any Agent or Holdings shall be affected by notice to the contrary.

               (v) The Warrant Agent shall authenticate Global Warrants and Definitive Warrants in accordance with the provisions of Section 3.2 hereof.

          G. All certifications, certificates and Opinions of Counsel required to be submitted to the Warrant Registrar pursuant to this Section 3.6 to effect a registration of transfer or exchange may be submitted by facsimile.

          3.8.  Replacement Warrants.

          If any mutilated Warrant is surrendered to the Warrant Agent or Holdings and the Warrant Agent receives evidence to its satisfaction of the destruction, loss or theft of any Warrant, Holdings shall issue and the Warrant Agent, upon receipt of a Warrant Authentication Order, shall authenticate a replacement Warrant if the Warrant Agent's requirements are met. If required by the Warrant Agent or Holdings, an indemnity bond must be supplied by the Holder that is sufficient in the judgment of the Warrant Agent and Holdings to protect Holdings, the Warrant Agent, any Agent and any authenticating agent from any loss that any of them may suffer if a Warrant is replaced. Holdings may charge for its expenses in replacing a Warrant.

          Every replacement Warrant is an additional warrant of Holdings and shall be entitled to all of the benefits of this Warrant Agreement equally and proportionately with all other Warrants duly issued hereunder.

          3.9.  Outstanding Warrants.

          The Warrants outstanding at any time are all the Warrants authenticated by the Warrant Agent except for those canceled by it, those delivered to it for cancellation, those reductions in the interest in a Global Warrant effected by the Warrant Agent in accordance with the provisions hereof, and those described in this Section as not outstanding. Except as set forth in
Section 3.9 hereof, a Warrant does not cease to be outstanding because Holdings or an Affiliate of Holdings holds the Warrant.

          If a Warrant is replaced pursuant to Section 3.7 hereof, it ceases to be outstanding unless the Warrant Agent receives proof satisfactory to it that the replaced Warrant is held by a bona fide purchaser.

          3.10.  Treasury Warrants.

          In determining whether the Holders of the required amount of Warrants have concurred in any direction, waiver or consent, Warrants owned by Holdings, or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with Holdings, shall be considered as though not outstanding, except that for the purposes of determining whether the Warrant Agent shall be protected in relying on any such direction, waiver or consent, only Warrants that the Warrant Agent knows are so owned shall be so disregarded.

          3.11.  Temporary Warrants

          Until certificates representing Warrants are ready for delivery, Holdings may prepare and the Warrant Agent, upon receipt of a Warrant Authentication Order, shall authenticate temporary Warrants. Temporary Warrants shall be substantially in the form of certificated Warrants but may have variations that Holdings considers appropriate for temporary Warrants and as shall be reasonably acceptable to the Warrant Agent. Without unreasonable delay, Holdings shall prepare and the Warrant Agent shall authenticate definitive Warrants in exchange for temporary Warrants.

          Holders of temporary Warrants shall be entitled to all of the benefits of this Warrant Agreement.

          3.12.  Cancellation.

          Holdings at any time may deliver Warrants to the Warrant Agent for cancellation. The Warrant Registrar and Warrant Paying Agent shall forward to the Warrant Agent any Warrants surrendered to them for registration of transfer, exchange or payment. The Warrant Agent and no one else shall cancel all Warrants surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall destroy canceled Warrants (subject to the record retention requirement of the Exchange Act). Certification of the destruction of all canceled Warrants shall be delivered to Holdings. Holdings may not issue new Warrants to replace Warrants that it has paid or that have been delivered to the Warrant Agent for cancellation.

          3.13.  Separation

          (a) Notwithstanding the provisions of this Section 3, until Separated (as defined herein) each Warrant Certificate will be held by the Trustee, as custodian for the registered holders of each Note or Note in global form, and will be registered in the name of the registered holder of such Note initially in the amount specified to the Warrant Agent by Holdings. Such holder may, at any time, on or after the Separation Date (as defined herein), at its option, by notice to the Unit Agent, elect to separate and/or separately transfer the Notes and the Warrants represented by such Note or Notes in global form containing a Warrant, in whole or in part, for a definitive Warrant Certificate or Warrant Certificates or a beneficial interest in a Global Warrant evidencing the underlying Warrants and for a Note or Notes or a beneficial interest in a Global Note of a like aggregate principal amount at maturity of authorized denominations (such surrender and exchange being referred to herein as a "SEPARATION" and the related Warrants being referred to as "SEPARATED"); provided that no delay or failure on the part of the Trustee or the Warrant Agent to exchange such Warrant Certificate and Note or Notes shall affect the Separation of the Notes and the Warrants or their separate transferability. Prior to Separation, record ownership of the Warrants will be evidenced by the certificates for Units or a Global Unit registered in the names of the holders of the Unit or Global Unit, which certificates or Global Unit will include a Warrant substantially in the form set forth in the Unit Agreement, and the right to receive or exercise Warrants will be transferable only in connection with the transfer of such Units or a beneficial interest in a Global Unit.

          (b) All Units and Global Units containing a Warrant presented for Separation shall be duly endorsed by the registered holder or holders thereof or by the duly appointed legal representative thereof or by a duly authorized attorney, and in the case of transfer, which signature shall be a medallion guaranteed by an institution which is a member of a Securities Transfer Association recognized signature guarantee program. Upon notice from the Trustee of a Separation, the Warrant Agent shall, with respect to Definitive Warrants, deliver (or cause to be delivered) the Warrant Certificate or Warrant Certificates executed by Holdings and countersigned by the Warrant Agent in the name of such registered holder or holders or such transferee or transferees or shall, with respect to Global Warrants, deliver (or cause to be delivered) a Global Warrant (CUSIP 02755R111) executed by Holdings and countersigned by the Warrant Agent in the name of the Depositary or its nominee for such aggregate number of Warrants (or, with respect to a Global Warrant, increasing the number of Warrants represented thereby in such amount) as shall equal one Warrant for each $1,000 principal amount at maturity of Notes so exchanged for Separation, bearing numbers or other distinguishing symbols not contemporaneously outstanding, to the person or persons entitled thereto. Upon registration of transfer or exchange of a Warrant Certificate, the Warrant Agent shall countersign and deliver by certified mail a new Warrant Certificate to the persons entitled thereto.

          (c) No service charge shall be made for registration of transfer or exchange upon surrender of any Warrant Certificate at the office of the Warrant Agent maintained for that purpose. Holdings may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration, transfer or exchange of Warrant Certificates.

          Section 4.  Separation of Warrants; Terms of Warrants; Exercise of
                      ------------------------------------------------------
Warrants.
---------

          4.1. The Notes and Warrants will not be separately transferable until the close of business on the earliest to occur of (i) 180 days from the date of issuance, (ii) such earlier date Bear, Stearns & Co. Inc. may determine, (iii) the occurrence of a Change of Control (as defined in the Indenture) the commencement of the Exchange Offer and (v) the effectiveness of the shelf registration statement relating to the Notes (the earliest of such dates, the "SEPARATION DATE"), at which time such Warrants shall become separately transferable. Subject to the terms of this Agreement, each Warrant holder shall have the right, which may be exercised during the period commencing at the opening of business on the Separation Date and until 5:00 p.m., New York City time on April 1, 2008 (the "EXERCISE PERIOD"), to receive from Holdings the number of fully paid and nonassessable Warrant Shares which the holder may at the time be entitled to receive on exercise of such Warrants and payment of the exercise price (the "EXERCISE PRICE") then in effect for such Warrant Shares; provided that holders shall be able to exercise their Warrants only if a registration statement relating to the Warrant Shares is then in effect, or the exercise of such Warrants is exempt from the registration requirements of the Securities Act of 1933, as amended (the "SECURITIES ACT"), and such securities are qualified for sale or exempt from qualification under the applicable securities laws of the states in which the various holders of the Warrants or other persons to whom it is proposed that the Warrant Shares be issued on exercise of the Warrants reside. Each holder may exercise its right, during the Exercise Period, to receive Warrant Shares on a net basis, such that, without the exchange of any funds, the holder tenders Notes having an aggregate principal amount at maturity, plus accrued and unpaid interest, if any thereon, to the date of exercise equal to the Exercise Price of the Warrants being exercised by such holder. Each Warrant not exercised prior to 5:00 p.m., New York City time, on April 1, 2008 (the "EXPIRATION DATE") shall become void and all rights thereunder and all rights in respect thereof under this agreement shall cease as of such time. No adjustments as to dividends will be made upon exercise of the Warrants.

          4.2. In order to exercise all or any of the Warrants represented by a Warrant Certificate, (i) in the case of Definitive Warrants, the holder thereof must surrender for exercise the Warrant Certificate to Holdings at the office of the Warrant Agent at its New York corporate trust office set forth in Section 6 hereof, (ii) in the case of a book-entry interest in a Global Warrant, the exercising Participant whose name appears on a securities position listing of the Depositary as the holder of such book-entry interest must comply with the Depositary's procedures relating to the exercise of such book-entry interest in such Global Warrant and (iii) in the case of both Global Warrants and Definitive Warrants, the holder thereof or the Participant, as applicable, must deliver to Holdings at the office of the Warrant Agent the form of election to purchase on the reverse thereof duly filled in and signed, which signature shall be a medallion guaranteed by an institution which is a member of a Securities Transfer Association recognized signature guarantee program, and upon payment to the Warrant Agent for the account of Holdings of the Exercise Price, which is set forth in the form of Warrant Certificate as adjusted as herein provided, for the number of Warrant Shares in respect of which such Warrants are then exercised. Payment of the aggregate Exercise Price shall be made (i) in cash, by wire transfer or by certified or official bank check payable to the order of Holdings or (ii) on a net basis in the manner provided in Section 4.1 hereof.

          4.3. Subject to the provisions of Section 5 hereof, upon compliance with clause (b) above, Holdings shall deliver or cause to be delivered with all reasonable dispatch, to or upon the written order of the holder and in such name or names as the Warrant holder or Participant may designate, a certificate or certificates for the number of whole Warrant Shares issuable upon the exercise of such Warrants or other securities or property to which such holder is entitled hereunder, together with cash as provided in Section 9 hereof; provided that if any consolidation, merger or lease or sale of assets is proposed to be effected by Holdings as described in Section 8.13 hereof, or a tender offer or an exchange offer for shares of Common Stock shall be made, upon such surrender of Warrants and payment of the Exercise Price as aforesaid, Holdings shall, as soon as possible, but in any event not later than two business days thereafter, deliver or cause to be delivered the full number of Warrant Shares issuable upon the exercise of such Warrants in the manner described in this sentence or other securities or property to which such holder is entitled hereunder, together with cash as provided in Section 9 hereof. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrants and payment of the Exercise Price.

          4.4. The Warrants shall be exercisable, at the election of the holders thereof, either in full or from time to time in part. If less than all the Warrants represented by a Definitive Warrant are exercised, such Definitive Warrant shall be surrendered and a new Definitive Warrant of the same tenor and for the number of Warrants which were not exercised shall be executed by Holdings and delivered to the Warrant Agent and the Warrant Agent shall countersign the new Definitive Warrant, registered in such name or names as may be directed in writing by the holder, and shall deliver the new Definitive Warrant to the Person or Persons entitled to receive the same. The Warrant Agent shall make such notations on Schedule A to each Global Warrant as are required to reflect any change in the number of Warrants represented by such Global Warrant resulting from any exercise in accordance with the terms hereof.

          4.5. All Warrant Certificates surrendered upon exercise of Warrants shall be canceled by the Warrant Agent. Such canceled Warrant Certificates shall then be disposed of by the Warrant Agent in a manner satisfactory to Holdings. The Warrant Agent shall account promptly to Holdings with respect to Warrants exercised and concurrently pay to Holdings all monies received by the Warrant Agent for the purchase of the Warrant Shares through the exercise of such Warrants.

          4.6. The Warrant Agent shall keep copies of this Agreement and any notices given or received hereunder available for inspection by the holders during normal business hours at its office.

Holdings shall supply the Warrant Agent from time to time with such numbers of copies of this Agreement as the Warrant Agent may request.

          Section 5.  Payment of Taxes.
                      ----------------

          Holdings will pay all documentary stamp taxes attributable to the initial issuance of Warrant Shares upon the exercise of Warrants; provided, however, that Holdings shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any Warrant Certificates or any certificates for Warrant Shares in a name other than that of the registered holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and Holdings shall not be required to issue or deliver such Warrant Certificates unless or until the person or persons requesting the issuance thereof shall have paid to Holdings the amount of such tax or shall have established to the satisfaction of Holdings that such tax has been paid.

          Section 6.  Reservation of Warrant Shares.
                      -----------------------------

          6.1. Holdings will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of all outstanding Warrants.

          6.2. Holdings or, if appointed, the transfer agent for the Common Stock (the "TRANSFER AGENT") and every subsequent transfer agent for any shares of Holdings' capital stock issuable upon the exercise of any of the rights of purchase aforesaid will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. Holdings will keep a copy of this Agreement on file with the Transfer Agent and with every subsequent transfer agent for any shares of Holdings' capital stock issuable upon the exercise of the rights of purchase represented by the Warrants. The Warrant Agent is hereby irrevocably authorized to requisition from time to time from such Transfer Agent the stock certificates required to honor outstanding Warrants upon exercise thereof in accordance with the terms of this Agreement. Holdings will supply such Transfer Agent with duly executed certificates for such purposes and will provide or otherwise make available any cash which may be payable as provided in Section 9. Holdings will furnish such Transfer Agent a copy of all notices of adjustments and certificates related thereto, transmitted to each Holder pursuant to Section 10 hereof.

          6.3. Before taking any action which would cause an adjustment pursuant to Section 8 hereof to reduce the Exercise Price below the then par value (if any) of the Warrant Shares, Holdings will take any corporate action which may, in the opinion of its counsel (which may be counsel employed by Holdings), be necessary in order that Holdings may validly and legally issue fully paid and nonassessable Warrant Shares at the Exercise Price as so adjusted.

          6.4. Holdings covenants that all Warrant Shares which may be issued upon exercise of Warrants will, upon issue, be fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issue thereof.

          Section 7.  Obtaining Stock Exchange Listings.
                      ---------------------------------

          Holdings will from time to time take all action which may be necessary so that the Warrant Shares, immediately upon their issuance upon the exercise of Warrants, will be listed on the principal securities exchanges and markets within the United States of America, if any, on which other shares of Common Stock are then listed.

          Section 8.  Adjustment of Exercise Price and Number of Warrant Shares
                      ---------------------------------------------------------
Issuable.
--------

          The Exercise Price and the number of Warrant Shares issuable upon the exercise of each Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 8. For purposes of this
Section 8 "COMMON STOCK" means shares now or hereafter authorized of any class of common stock of Holdings and any other stock of Holdings, however designated, that has the right (subject to any prior rights of any class or series of preferred stock) to participate in any distribution of the assets or earnings of Holdings without limit as to per share amount.

          8.1.  Adjustment for Change in Capital Stock.  If Holdings (i) pays a
                --------------------------------------
dividend or makes a distribution on its Common Stock in shares of its Common Stock, (ii) subdivides its outstanding shares of Common Stock into a greater number of shares, (iii) combines its outstanding shares of Common Stock into a smaller number of shares, (iv) makes a distribution on its Common Stock in shares of its capital stock other than Common Stock or (v) issues by reclassification of its Common Stock any shares of its capital stock; then the Exercise Price in effect immediately prior to such action shall be proportionately adjusted so that the holder of any Warrant thereafter exercised may receive the aggregate number and kind of shares of capital stock of Holdings which he would have owned immediately following such action if such Warrant had been exercised immediately prior to such action.

          The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification. If, after an adjustment, a holder of a Warrant upon exercise of it may receive shares of two or more classes of capital stock of Holdings, Holdings shall determine the allocation of the adjusted Exercise Price between the classes of capital stock. After such allocation, the exercise privilege and the Exercise Price of each class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Section 8. Such adjustment shall be made successively whenever any event listed above shall occur.

          8.2.  Adjustment for Rights Issue. If Holdings distributes any rights,
                ---------------------------
options or warrants to all holders of its Common Stock entitling them for a period expiring within 45 days after the record date mentioned below to purchase shares of Common Stock at a price per share less than the Fair Value (as defined herein) per share on that record date, the Exercise Price shall be adjusted in accordance with the formula:

                    O + N x P
                        -----
          E' = E x        M
                   -----------
                    O + N
where:

     E' = the adjusted Exercise Price.

     E  = the current Exercise Price.

     O  = the number of shares of Common Stock outstanding on the record date.

     N  = the number of additional shares of Common Stock offered.

     P  = the offering price per share of the additional shares.

     M  = the Fair Value per share of Common Stock on the record date.

          The adjustment shall be made successively whenever any such rights, options or warrants are issued and shall become effective immediately after the record date for the determination of stockholders entitled to receive the rights, options or warrants. If at the end of the period during which such rights, options or warrants are exercisable, not all rights, options or warrants shall have been exercised, the Exercise Price shall be immediately readjusted to what it would have been if "N" in the above formula had been the number of shares actually issued.

          8.3. Adjustment for Other Distributions. If Holdings distributes to all holders of its Common Stock any of its assets or debt securities or any rights or warrants to purchase debt securities, assets or other securities of Holdings, the Exercise Price shall be adjusted in accordance with the formula:

          E' = E x M - F
                   -----
                     M
where:

     E' = the adjusted Exercise Price.

     E  = the current Exercise Price.

     M  = the Fair Value per share of Common Stock on the record date mentioned below.
     F = the fair market value on the record date of the assets, securities, rights or warrants to be distributed in respect of one share of Common Stock as determined in good faith by the Board of Directors of Holdings (the "BOARD OF DIRECTORS").

       The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution.

          This Section 8.3 does not apply to cash dividends or cash distributions paid out of consolidated current or retained earnings as shown on the books of Holdings prepared in accordance with generally accepted accounting principles. Also, this Section 8.3 does not apply to rights, options or warrants referred to in Section 8.2 hereof.

          8.3.1.  Adjustment for Common Stock Issue.
                  ---------------------------------

          If Holdings issues shares of Common Stock for a consideration per share less than the Fair Value per share on the date Holdings fixes the offering price of such additional shares, the Exercise Price shall be adjusted in accordance with the formula:

                       C
                       -
                       E' = E x O  +  M
                                -------
                                   A
where:

     E' = the adjusted Exercise Price.

     E  = the then current Exercise Price.

     O = the number of shares outstanding immediately prior to the issuance of such additional shares.

     C = the aggregate consideration received for the issuance of such additional shares.

     M = the Fair Value per share on the date of issuance of such additional shares.

     A = the number of shares outstanding immediately after the issuance of such additional shares.

          The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

          This Section 8.4 does not apply to:

               (i) any of the transactions described in Sections 8.2 and 8.3 hereof,

               (ii) the exercise of Warrants, or the conversion or exchange of other securities convertible or exchangeable for Common Stock,

               (iii) Common Stock issued to Holdings' employees under bona fide employee benefit plans adopted by the Board of Directors and approved by the holders of Common Stock when required by law, if such Common Stock would otherwise be covered by this subsection (d) (but only to the extent that the aggregate number of shares excluded hereby and issued after the date of this Warrant Agreement shall not exceed 15% of the Common Stock outstanding at the time of the adoption of each such plan, exclusive of antidilution adjustments thereunder),

               (iv) Common Stock upon the exercise of rights or warrants issued to the holders of Common Stock,

               (v) Common Stock issued to shareholders of any person which merges into Holdings in proportion to their stock holdings of such person immediately prior to such merger, upon such merger, or

               (vi) the issuance of shares of Common Stock pursuant to rights, options or warrants which were originally issued in a Non-Affiliate Sale (as defined below) together with one or more other securities as part of a unit at a price per unit.

          8.4.  Adjustment for Convertible Securities Issue.
                -------------------------------------------

               If Holdings issues any securities convertible into or exchangeable for Common Stock (other than securities issued in transactions described in Sections 8.2 and 8.3 hereof for a consideration per share of Common Stock initially deliverable upon conversion or exchange of such securities less than the Fair Value per share on the date of issuance of such securities, the Exercise Price shall be adjusted in accordance with this formula:


          C
          -
          E' = E x  O + M
                    -----
                    O + D

where:

     E' = the adjusted Exercise Price.

     E  = the then current Exercise Price.

     O = the number of shares outstanding immediately prior to the issuance of such securities.

     C = the aggregate consideration received for the issuance of such securities.

     M  = the Fair Value per share on the date of issuance of such securities.

     D = the maximum number of shares deliverable upon conversion or in exchange for such securities at the initial conversion or exchange rate.

          The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

          If all of the Common Stock deliverable upon conversion or exchange of such securities have not been issued when such securities are no longer outstanding, then the Exercise Price shall promptly be readjusted to the Exercise Price which would then be in effect had the adjustment upon the issuance of such securities been made on the basis of the actual number of shares of Common Stock issued upon conversion or exchange of such securities.

          This Section 8.5 does not apply to convertible securities issued to shareholders of any person which merges into Holdings, or with a subsidiary of Holdings, in proportion to their stock holdings of such person immediately prior to such merger, upon such merger.

          8.5.  Consideration Received.
                ----------------------

          For purposes of any computation respecting consideration received pursuant to Sections 8.4 and 8.5 hereof the following shall apply:

               (i) in the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred Holdings for any underwriting of the issue or otherwise in connection therewith;

               (ii) in the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors (irrespective of the accounting treatment thereof), whose determination shall be conclusive, and described in a Board resolution which shall be filed with the Warrant Agent;

               (iii) in the case of the issuance of securities convertible into or exchangeable for shares, the aggregate consideration received therefor shall be deemed to be the consideration received by Holdings for the issuance of such securities plus the additional consideration, if any, to be received by Holdings upon the conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in clauses (1) and (2) of this subsection); and

               (iv) in the case of the issuance of shares of Common Stock pursuant to rights, options or warrants, which rights, options or warrants were originally issued together with one or more other securities as part of a unit, the consideration shall be deemed to be
          (i) the fair value of such rights, options or warrants at the time of issuance thereof as determined in good faith by the Board of Directors whose determination shall be conclusive and described in a Board resolution which shall be filed with the Warrant Agent plus (ii) the additional consideration, if any, to be received by Holdings upon the exercise, conversion or exchange thereof (as determined in the same manner as provided in clause (1) and (2) of this subsection).

          8.6.  Fair Market Value.  (A)  the average over the 20 trading days
                -----------------
ending on the date immediately preceding the date of such determination of the last reported sale price, or, if no such sale takes place on any such day, the closing bid price, in either case as reported for consolidated transactions on the principal national securities exchange (including the NASDAQ National Market) on which such security is listed or admitted for trading; provided, however, that if any event that results in an adjustment of the Exercise Price occurs during the period beginning on the first day of such 20-day period and ending on the date immediately preceding the date of determination, the Fair Market Value as determined pursuant to the foregoing will be appropriately adjusted to reflect the occurrence of such event or (B) if such security is not listed on any exchange or admitted for trading on the NASDAQ Stock Market, the Fair Market Value shall be (1) in connection with a sale to a party that is not an Affiliate of Holdings in an arm's length transaction (a "NON-AFFILIATE SALE"), the price per security at which such security is sold and (2) in connection with any sale to an Affiliate of Holdings, (a) the last price per security at which such security was sold in a Non-Affiliate Sale within the three-month period preceding such date of determination or (b) if clause (a) is not applicable, the fair market value of such security determined in good faith by (i) a majority of the Board of Directors of Holdings, including a majority of the Disinterested Directors, and approved in a board resolution delivered to the Warrant Agent or (ii) a nationally recognized investment banking, appraisal or valuation firm, which is not an Affiliate of Holdings, in each case, taking into account, among other factors deemed relevant by the Board of Directors or such investment banking, appraisal or valuation firm, the trading price and volume of such security on any national securities exchange or automated quotation system on which such security is traded.

          8.7.  When De Minimis Adjustment May Be Deferred.  No adjustment in
                ------------------------------------------
the Exercise Price need be made unless the adjustment would require an increase or decrease of at least 1.0% in the Exercise Price. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 8 shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

          8.8.  When No Adjustment Required.  No adjustment need be made for a
                ---------------------------
transaction referred to Sections 8.1., 8.2, 8.3, 8.4 or 8.5 hereof, if Warrant holders are to participate in the transaction on a basis and with notice that the Board of Directors determines to be fair and appropriate in light of the basis and notice on which holders of Common Stock participate in the transaction. No adjustment need be made for (i) rights to purchase Common Stock pursuant to a Holdings plan for reinvestment of dividends or interest, (ii) a change in the par value or no par value of the Common Stock. To the extent the Warrants become convertible into cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

          8.9.  Notice of Adjustment.  Whenever the Exercise Price is adjusted,
                --------------------
Holdings shall provide the notices required by Section 10 hereof.

          8.10.  Voluntary Reduction.  Holdings from time to time may
                 -------------------
reduce the Exercise Price by any amount for any period of time, if the period is at least 20 days and if the reduction is irrevocable during the period; provided that in no event may the Exercise Price be less than the par value of a share of Common Stock. Whenever the Exercise Price is reduced, Holdings shall mail to Warrant holders a notice of the reduction. Holdings shall mail the notice at least 15 days before the date the reduced Exercise Price takes effect. The notice shall state the reduced Exercise Price and the period in which it will be in effect. A reduction of the Exercise Price does not change or adjust the Exercise Price otherwise in effect for purposes of Sections 8.1, 8.2., 8.3.,8.4 and 8.5 hereof.

          8.11.  Notice of Certain Transactions. If (i) Holdings takes any
                 ------------------------------
action that would require an adjustment in the Exercise Price pursuant to Sections 8.1, 8.2., 8.3.,8.4 and 8.5 hereof and if Holdings does not arrange for Warrant holders to participate pursuant to Section 8.9 hereof, (ii) Holdings takes any action that would require a supplemental Warrant Agreement pursuant to
Section 8.13 hereof or (iii) there is a liquidation or dissolution of Holdings, then Holdings shall mail to Warrant holders a notice stating the proposed record date for a dividend or distribution or the proposed effective date of a subdivision, combination, reclassification, consolidation, merger, transfer, lease, liquidation or dissolution. Holdings shall mail the notice at least 15 days before such date. Failure to mail the notice or any defect in it shall not affect the validity of the transaction.

          8.12.  Reorganization of Holdings. Immediately after the Effective
                 --------------------------
Time, Holdings consolidates or merges with or into, or transfers or leases all or substantially all its assets to, any person, upon consummation of such transaction the Warrants shall automatically become exercisable for the kind and amount of securities, cash or other assets which the holder of a Warrant would have owned immediately after the consolidation, merger, transfer or lease if the holder had exercised the Warrant immediately before the effective date of the transaction. Concurrently with the consummation of such transaction, the corporation formed by or surviving any such consolidation or merger if other than Holdings, or the person to which such sale or conveyance shall have been made, shall enter into a supplemental Warrant Agreement so providing and further providing for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Section 8.13. The successor company shall mail to Warrant holders a notice describing the supplemental Warrant Agreement. If the issuer of securities deliverable upon exercise of Warrants under the supplemental Warrant Agreement is an affiliate of the formed, surviving, transferee or lessee corporation, that issuer shall join in the supplemental Warrant Agreement. If this Section 8.13 applies, Sections 8.1, 8.2., 8.3.,8.4 and 8.5 hereof do not apply.

          8.13.  Holdings Determination Final. Any determination that Holdings
                 ----------------------------
or the Board of Directors must make pursuant to Section 8.1, 8.2., 8.3., 8.4, 8.5, 8.6, 8.7d or 8.8 hereof is conclusive.

          8.14.  Warrant Agent's Disclaimer. The Warrant Agent has no duty to
                 --------------------------
determine when an adjustment under this Section 8 should be made, how it should be made or what it should be. The Warrant Agent has no duty to determine whether any provisions of a supplemental Warrant Agreement under Section 8.13 hereof are correct. The Warrant Agent makes no representation as to the validity or value of any securities or assets issued upon exercise of Warrants. The Warrant Agent shall not be responsible for the Holdings' failure to comply with this
Section 8.

          8.15.  When Issuance or Payment May Be Deferred. In any case in which
                 ----------------------------------------
this Section 8 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, Holdings may elect to defer until the occurrence of such event (i) issuing to the holder of any Warrant exercised after such record date the Warrant Shares and other capital stock of Holdings, if any, issuable upon such exercise over and above the Warrant Shares and other capital stock of Holdings, if any, issuable upon such exercise on the basis of the Exercise Price and (ii) paying to such holder any amount in cash in lieu of a fractional share pursuant to Section 9 hereof; provided that Holdings shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional Warrant Shares, other capital stock and cash upon the occurrence of the event requiring such adjustment.

          8.16.  Adjustment in Number of Shares. Upon each adjustment of the
                 ------------------------------
Exercise Price pursuant to this Section 8, each Warrant outstanding prior to the making of the adjustment in the Exercise Price shall thereafter evidence the right to receive upon payment of the adjusted Exercise Price that number of shares of Common Stock (calculated to the nearest hundredth) obtained from the following formula:

          N' = N x   E
                  --------
                     E'

where:

     N' = the adjusted number of Warrant Shares issuable upon exercise of a Warrant by payment of the adjusted Exercise Price.

     N = the number or Warrant Shares previously issuable upon exercise of a Warrant by payment of the Exercise Price prior to adjustment.

     E' = the adjusted Exercise Price.

     E  = the Exercise Price prior to adjustment.


          8.17.  Form of Warrants. Irrespective of any adjustments in the
                 ----------------
Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

          Section 9.  Fractional Interests.
                      --------------------

          Holdings shall not be required to issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 9, be issuable on the exercise of any Warrants (or specified portion thereof), Holdings shall pay an amount in cash equal to the Exercise Price on the day immediately preceding the date the Warrant is presented for exercise, multiplied by such fraction.

          Section 10.  Notices to Warrant Holders.
                       --------------------------

          Upon any adjustment of the Exercise Price pursuant to Section 8, Holdings shall promptly thereafter (i) cause to be filed with the Warrant Agent a certificate of a firm of independent public accountants of recognized standing selected by the Board of Directors of Holdings (who may be the regular auditors of Holdings) setting forth the Exercise Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based and setting forth the number of Warrant Shares (or portion thereof) issuable after such adjustment in the Exercise Price, upon exercise of a Warrant and payment of the adjusted Exercise Price, which certificate shall be conclusive evidence of the correctness of the matters set forth therein, and (ii) cause to be given to each of the registered holders of the Warrant Certificates at his address appearing on the Warrant register written notice of such adjustments by first-class mail, postage prepaid. Where appropriate, such notice may be given in advance and included as a part of the notice required to be mailed under the other provisions of this Section 10.

          In case:

          (a) Holdings shall authorize the issuance to all holders of shares of Common Stock of rights, options or warrants to subscribe for or purchase shares of Common Stock or of any other subscription rights or warrants; or

          (b) Holdings shall authorize the distribution to all holders of shares of Common Stock of evidences of its indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends payable in shares of Common Stock or distributions referred to in Section 8.1 hereof); or

          (c) of any consolidation or merger to which Holdings is a party and for which approval of any shareholders of Holdings is required, or of the conveyance or transfer of the properties and assets of Holdings substantially as an entirety, or of any reclassification or change of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or a tender offer or exchange offer for shares of Common Stock; or

          (d) of the voluntary or involuntary dissolution, liquidation or winding up of Holdings; or

          (e) Holdings proposes to take any action (other than actions of the character described in Section 8.1 which would require an adjustment of the Exercise Price pursuant to Section 8, then Holdings shall cause to be filed with the Warrant Agent and shall cause to be given to each of the registered holders of the Warrant Certificates at his address appearing on the Warrant register, at least 20 days (or 10 days in any case specified in clauses (a) or (b) above) prior to the applicable record date hereinafter specified, or promptly in the case of events for which there is no record date, by first-class mail, postage prepaid, a written notice stating (i) the date as of which the holders of record of shares of

Common Stock to be entitled to receive any such rights, options, warrants or distribution are to be determined, or (ii) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock, or (iii) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up. The failure to give the notice required by this Section 10 or any defect therein shall not affect the legality or validity of any distribution, right, option, warrant, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or the vote upon any action.

          Nothing contained in this Agreement or in any of the Warrant Certificates shall be construed as conferring upon the holders thereof the right to vote or to consent or to receive notice as shareholders in respect of the meetings of shareholders or the election of Directors of Holdings or any other matter, or any rights whatsoever as shareholders of Holdings.

          Section 11.  Merger, Consolidation or Change of Name of Warrant Agent.
                       --------------------------------------------------------
Any corporation into which the Warrant Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Warrant Agent shall be a party, or any corporation succeeding to the business of the Warrant Agent, shall be the successor to the Warrant Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor warrant agent under the provisions of
Section 14. In case at the time such successor to the Warrant Agent shall succeed to the agency created by this Agreement, and in case at that time any of the Warrant Certificates shall have been countersigned but not delivered, any such successor to the Warrant Agent may adopt the countersignature of the original Warrant Agent; and in case at that time any of the Warrant Certificates shall not have been countersigned, any successor to the Warrant Agent may countersign such Warrant Certificates either in the name of the predecessor Warrant Agent or in the name of the successor to the Warrant Agent; and in all such cases such Warrant Certificates shall have the full force and effect provided in the Warrant Certificates and in this Agreement.

          In case at any time the name of the Warrant Agent shall be changed and at such time any of the Warrant Certificates shall have been countersigned but not delivered, the Warrant Agent whose name has been changed may adopt the countersignature under its prior name, and in case at that time any of the Warrant Certificates shall not have been countersigned, the Warrant Agent may countersign such Warrant Certificates either in its prior name or in its changed name, and in all such cases such Warrant Certificates shall have the full force and effect provided in the Warrant Certificates and in this Agreement.

          Section 12.  Warrant Agent.
                       -------------

          The Warrant Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which Holdings and the holders of Warrants, by their acceptance thereof, shall be bound:

          (a) The statements contained herein and in the Warrant Certificates shall be taken as statements of Holdings and the Warrant Agent assumes no responsibility for the correctness of any of the same except such as describe the Warrant Agent or action taken or to be taken by it. The Warrant Agent assumes no responsibility with respect to the distribution of the Warrant Certificates except as herein otherwise provided.

          (b) The Warrant Agent shall not be responsible for any failure of Holdings to comply with any of the covenants contained in this Agreement or in the Warrant Certificates to be complied with by Holdings.

          (c) The Warrant Agent may consult at any time with counsel satisfactory to it (who may be counsel for Holdings) and the Warrant Agent shall incur no liability or responsibility to Holdings or to any holder of any Warrant Certificate in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or the advice of such counsel.

          (d) The Warrant Agent shall incur no liability or responsibility to Holdings or to any holder of any Warrant Certificate for any action taken in reliance on any Warrant Certificate, certificate of shares, notice, resolution, waiver, consent, order, certificate, or other paper, document or instrument believed by it to be genuine and to have been signed, sent or presented by the proper party or parties.

          (e) Holdings agrees to pay to the Warrant Agent reasonable compensation for all services rendered by the Warrant Agent in the execution of this Agreement, to reimburse the Warrant Agent for all expenses, taxes and governmental charges and other charges of any kind and nature incurred by the Warrant Agent in the execution of this Agreement and to indemnify the Warrant Agent and save it harmless against any and all liabilities, including judgments, costs and counsel fees, for anything done or omitted by the Warrant Agent in the execution of this Agreement except as a result of its gross negligence or bad faith.

          (f) Holdings shall indemnify the Warrant Agent against any and all losses, liabilities or expenses incurred by it arising out of or in connection with the acceptance or administration of its duties under this Warrant Agreement, including the costs and expenses of enforcing this Warrant Agreement against Holdings (including this Section 12(f)) and defending itself against any claim (whether asserted by Holdings or any Holder or any other person) or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent any such loss, liability or expense may be attributable to its negligence or bad faith. The Warrant Agent shall notify Holdings promptly of any claim for which it may seek indemnity. Failure by the Warrant Agent to so notify Holdings shall not relieve Holdings of its obligations hereunder. Holdings shall defend the claim and the Warrant Agent shall cooperate in the defense. The Warrant Agent may have separate counsel and Holdings shall pay for reasonable fees and expenses of such counsel. Holdings need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld. All rights of action under this Agreement or under any of the Warrants may be enforced by the Warrant Agent without the possession of any of the Warrant Certificates or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Warrant Agent shall be brought in its name as Warrant Agent and any recovery of judgment shall be for the ratable benefit of the registered holders of the Warrants, as their respective rights or interests may appear.

          (g) The Warrant Agent, and any stockholder, director, officer or employee of it, may buy, sell or deal in any of the Warrants or other securities of Holdings or become pecuniarily interested in any transaction in which Holdings may be interested, or contract with or lend money to Holdings or otherwise act as fully and freely as though it were not Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for Holdings or for any other legal entity.

          (h) The Warrant Agent shall act hereunder solely as agent for Holdings, and its duties shall be determined solely by the provisions hereof. The Warrant Agent shall not be liable for anything which it may do or refrain from doing in connection with this Agreement except for its own gross negligence or bad faith.

          (i) The Warrant Agent shall not at any time be under any duty or responsibility to any holder of any Warrant Certificate to make or cause to be made any adjustment of the Exercise Price or number of the Warrant Shares or other securities or property deliverable as provided in this Agreement, or to determine whether any facts exist which may require any of such adjustments, or with respect to the nature or extent of any such adjustments, when made, or with respect to the method employed in making the same. The Warrant Agent shall not be accountable with respect to the validity or value or the kind or amount of any Warrant Shares or of any securities or property which may at any time be issued or delivered upon the exercise of any Warrant or with respect to whether any such Warrant Shares or other securities will when issued be validly issued and fully paid and nonassessable, and makes no representation with respect thereto.

          Section 13.  Change of Warrant Agent.
                       -----------------------

          If the Warrant Agent shall become incapable of acting as Warrant Agent, Holdings shall appoint a successor to such Warrant Agent. If Holdings shall fail to make such appointment within a period of 30 days after it has been notified in writing of such incapacity by the Warrant Agent or by the registered holder of a Warrant Certificate, then the registered holder of any Warrant Certificate may apply to any court of competent jurisdiction for the appointment of a successor to the Warrant Agent. Pending appointment of a successor to such Warrant Agent, either by Holdings or by such a court, the duties of the Warrant Agent shall be carried out by Holdings. The holders of a majority of the unexercised Warrants shall be entitled at any time to remove the Warrant Agent and appoint a successor to such Warrant Agent. Such successor to the Warrant Agent need not be approved by Holdings or the former Warrant Agent. After appointment the successor to the Warrant Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Warrant Agent without further act or deed; but the former Warrant Agent shall deliver and transfer to the successor to the Warrant Agent any property at the time held by it hereunder and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Failure to give any notice provided for in this Section 13, however, or any defect therein, shall not affect the legality or validity of the appointment of a successor to the Warrant Agent.

          Section 14.  Registration.
                       ------------

          Holders shall be able to exercise their Warrants only if a registration statement relating to the Warrant Shares is then in effect, or the exercise of such Warrants is exempt from the registration requirements of the Securities Act, and such securities are qualified for sale or exempt from qualification under the applicable securities laws of the states in which the various holders of the Warrants or other persons to whom it is proposed that the Warrant Shares be issued on exercise of the Warrants reside.

          Section 15.  Reports.
                       -------

          (a) Whether or not required by the rules and regulations of the Securities and Exchange Commission (the "COMMISSION "), so long as any Warrants are outstanding, Holdings shall furnish to the Warrant Agent and the holders of Warrants (i) all quarterly and annual financial information that would be required to be contained in a filing with the Commission on Forms 10-Q and

10-K if Holdings were required to file such Forms, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, with respect to the annual information only, a report thereon by Holdings' certified independent accountants and (ii) all current reports that would be required to be filed with the Commission on Form 8-K if Holdings were required to file such reports. In addition, whether or not required by the rules and regulations of the Commission, Holdings shall file a copy of all such information and reports with the Commission for public availability (unless the Commission shall not accept such a filing) and make such information available to securities analysts and prospective investors upon request.

          (b) Holdings shall provide the Warrant Agent with a sufficient number of copies of all such reports that the Warrant Agent may be required to deliver to the holders of the Warrants under this Section 15.

          Section 16.  Notices to Holdings and Warrant Agent.
                       -------------------------------------

          Any notice or demand authorized by this Agreement to be given or made by the Warrant Agent or by the registered holder of any Warrant Certificate to or on Holdings shall be sufficiently given or made when and if deposited in the mail, first class or registered, postage prepaid, addressed (until another address is filed in writing by Holdings with the Warrant Agent), as follows:

          American Mobile Satellite Corporation
          10802 Parkridge Boulevard
          Reston, Virginia  20191
          Attention:  Randy S. Segal, Esq.

          In case Holdings shall fail to maintain such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations may be made and notices and demands may be served at the principal office of the Warrant Agent.

          Any notice pursuant to this Agreement to be given by Holdings or by the registered holder(s) of any Warrant Certificate to the Warrant Agent shall be sufficiently given when and if deposited in the mail, first-class or registered, postage prepaid, addressed (until another address is filed in writing by the Warrant Agent with Holdings) to the Warrant Agent as follows:

          State Street Bank and Trust Company
          Goodwin Square
          225 Asylum Street
          Hartford, Connecticut 06103
          Attention: Steven Cimalore

          Section 17.  Supplements and Amendments.
                       --------------------------

          From time to time, Holdings and the Warrant Agent, without consent of the holders of the Warrants, may amend or supplement the Warrant Agreement for certain purposes, including curing defects or inconsistencies or making changes that do not materially adversely affect the rights of any holder. Any amendment or supplement to the Warrant Agreement that has a material adverse effect on the interests of the holders of the Warrants requires the written consent of the holders of a majority of the then outstanding Warrants. The consent of each holder of the Warrants is required for any amendment pursuant to which the Exercise Price would be increased or the number of Warrant Shares purchasable upon exercise of Warrants would be decreased (other than pursuant to adjustments provided for in the Warrant Agreement as generally described above).

          Section 18.  Successors.
                       ----------

          All the covenants and provisions of this Agreement by or for the benefit of Holdings or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

          Section 19.  Termination.
                       -----------

          This Agreement shall terminate at 5:00 p.m., New York City time on April 1, 2008. Notwithstanding the foregoing, this Agreement will terminate on any earlier date if all Warrants have been exercised. The provisions of Section 19 shall survive such termination.

          Section 20.  Governing Law.
                       -------------

          This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the internal laws of said State.

          Section 21.  Benefits of This Agreement.
                       --------------------------

          Nothing in this Agreement shall be construed to give to any person or corporation other than Holdings, the Warrant Agent and the registered holders of the Warrant Certificates any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of Holdings, the Warrant Agent and the registered holders of the Warrant Certificates.

          Section 22.  Counterparts.
                       ------------

          This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

                           [Signature Page Follows]

          IN WITNESS WHEREOF, the parties hereto have caused this Warrant Agreement to be duly executed, as of the day and year first above written.



                                    AMERICAN MOBILE SATELLITE CORPORATION



                                    By:
                                       ---------------------------------------
                                    Name:
                                    Title:



                                    STATE STREET BANK AND TRUST COMPANY



                                    By:
                                       ---------------------------------------
                                    Name:
                                    Title:



Warrant Agreement signature page(s)

                                                                      EXHIBIT A1

                                FORM OF WARRANT

                         [Face of Warrant Certificate]

[INSERT PRIVATE PLACEMENT LEGEND, IF APPLICABLE PURSUANT TO THE PROVISION OF THE
                              WARRANT AGREEMENT]

   [INSERT GLOBAL WARRANT LEGEND, IF APPLICABLE PURSUANT TO THE TERMS OF THE
                              WARRANT AGREEMENT]

       NOTWITHSTANDING ANY PROVISIONS OF THIS WARRANT OR ANY OTHER DOCUMENT TO THE CONTRARY, IN THE EVENT THAT THE CONSENT OF THE FEDERAL COMMUNICATIONS COMMISSION ("FCC") TO THE EXERCISE OF THIS WARRANT IS REQUIRED TO BE OBTAINED PRIOR TO SUCH EXERCISE, THIS WARRANT SHALL NOT BE EXERCISABLE UNLESS AND UNTIL SUCH FCC CONSENT SHALL HAVE BEEN OBTAINED. IN THE EVENT THAT THIS WARRANT IS INTENDED TO BE EXERCISED AND SUCH FCC CONSENT IS REQUIRED TO BE OBTAINED, HOLDINGS AND THE HOLDER SHALL USE COMMERCIALLY REASONABLE EFFORTS TO OBTAIN SUCH FCC CONSENT PROMPTLY.

       NOTWITHSTANDING ANY PROVISIONS OF THIS WARRANT OR ANY OTHER DOCUMENT TO THE CONTRARY, INCLUDING BUT NOT LIMITED TO THE PRECEDING PARAGRAPH, THIS WARRANT SHALL NOT BE EXERCISABLE IN THE EVENT THAT SUCH EXERCISE WOULD CAUSE THE AGGREGATE ALIEN OWNERSHIP OR VOTING INTEREST IN HOLDINGS TO INCREASE TO ANY LEVEL ABOVE 24.5%, AS DETERMINED BY APPLICABLE FCC RULES, REGULATIONS, AND POLICIES, IT BEING WELL UNDERSTOOD THAT THIS WARRANT SHALL NOT BE EXERCISABLE IN THE EVENT THAT SUCH ALIEN OWNERSHIP OR VOTING INTEREST ALREADY EXCEEDS 24.5%, IT BEING FURTHER UNDERSTOOD THAT IN NO EVENT SHALL HOLDINGS BE REQUIRED HEREUNDER TO SEEK FCC CONSENT TO EXCEED FCC ALIEN OWNERSHIP OR VOTING LIMITATIONS APPLICABLE TO HOLDINGS.

                  EXERCISABLE ON OR AFTER THE SEPARATION DATE

No. ______                                                   _________ Warrants

                              Warrant Certificate

                     AMERICAN MOBILE SATELLITE CORPORATION

          This Warrant Certificate certifies that ______________, or registered assigns, is the registered holder of Warrants expiring April 1, 2008 (the "WARRANTS") to purchase Common Stock. Each Warrant entitles the holder upon exercise to receive from Holdings commencing on the Separation Date (as defined in the Warrant Agreement) until 5:00 p.m. New York City Time on April 1, 2008, the number of fully paid and nonassessable Warrant Shares as set forth in the Warrant Agreement, subject to adjustment as set forth in Section 8 of the Warrant Agreement, at the initial exercise price (the "EXERCISE PRICE") of $12.51 per share payable in lawful money of the United States of America upon surrender of this Warrant Certificate and payment of the Exercise Price at the office or agency of the Warrant Agent, but only subject to the conditions set forth herein and in the Warrant Agreement referred to on the

                                      A1-1
reverse hereof. Notwithstanding the foregoing, Warrants may be exercised without the exchange of funds pursuant to the net exercise provisions of Section 4 of the Warrant Agreement. The Exercise Price and number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement. No Warrant may be exercised after 5:00 p.m., New York City Time on April 1, 2008, and to the extent not exercised by such time such Warrants shall become void. Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place. This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent, as such term is used in the Warrant Agreement. This Warrant Certificate shall be governed and construed in accordance with the internal laws of the State of New York.

                                      A1-2

          IN WITNESS WHEREOF, American Mobile Satellite Corporation has caused this Warrant Certificate to be signed by its President and Treasurer and by its Vice President and Secretary and may cause its corporate seal to be affixed hereunto or imprinted hereon.

Dated: ________ __, 1998

                              AMERICAN MOBILE SATELLITE CORPORATION



                              By:
                                 ---------------------------------------
                              Name:
                              Title:


                              By:
                                 ---------------------------------------
                              Name:
                              Title:


Countersigned:

STATE STREET BANK AND TRUST COMPANY,
 as Warrant Agent



By:
   -------------------------------
Name:
Title:

                                      A1-3

                       [Reverse of Warrant Certificate]

          The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants expiring April 1, 2008 entitling the holder on exercise to receive shares of Common Stock, and are issued or to be issued pursuant to a Warrant Agreement dated as of March 31, 1998 (the "WARRANT AGREEMENT"), duly executed and delivered by Holdings to State Street Bank and Trust Company, as warrant agent (the "WARRANT AGENT"), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, Holdings and the holders (the words "HOLDERS" or "HOLDER" meaning the registered holders or registered holder) of the Warrants. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to Holdings.

          Warrants may be exercised at any time on or after the Separation Date and on or before April 1, 2008; provided that holders shall be able to exercise their Warrants only if a registration statement relating to the Warrant Shares is then in effect, or the exercise of such Warrants is exempt from the registration requirements of the Securities Act of 1933, as amended (the "SECURITIES ACT"), and such securities are qualified for sale or exempt from qualification under the applicable securities laws of the states in which the various holders of the Warrants or other persons to whom it is proposed that the Warrant Shares be issued on exercise of the Warrants reside. In order to exercise all or any of the Warrants represented by this Warrant Certificate, (i) in the case of Definitive Warrants, the holder must surrender for exercise this Warrant Certificate to the Warrant Agent at its New York corporate trust office set forth in Section 16 of the Warrant Agreement, (ii) in the case of a book-entry interest in a Global Warrant, the exercising Participant whose name appears on a securities position listing of the Depositary as the holder of such book-entry interest must comply with the Depositary's procedures relating to the exercise of such book-entry interest in such Global Warrant and (iii) in the case of both Global Warrants and Definitive Warrants, the holder thereof or the Participant, as applicable, must deliver to the Warrant Agent the form of election to purchase on the reverse hereof duly filled in and signed, which signature shall be a medallion guaranteed by an institution which is a member of a Securities Transfer Association recognized signature guarantee program, and upon payment to the Warrant Agent for the account of Holdings of the Exercise Price, as adjusted as provided in the Warrant Agreement, for the number of Warrant Shares in respect of which such Warrants are then exercised. No adjustment shall be made for any dividends on any Common Stock issuable upon exercise of this Warrant.

          The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price set forth on the face hereof may, subject to certain conditions, be adjusted. If the Exercise Price is adjusted, the Warrant Agreement provides that the number of shares of Common Stock issuable upon the exercise of each Warrant shall be adjusted. No fractions of a share of Common Stock will be issued upon the exercise of any Warrant, but Holdings will pay the cash value thereof determined as provided in the Warrant Agreement.

          Holdings has agreed under the terms of the Warrant Agreement to file and use its reasonable best efforts to make effective no later than the earlier of (i) one year after the date of Warrant Agreement and (ii) 65 days after the occurrence of a Change of Control and (subject to Black Out Periods) to maintain effective until expiration or exercise of all Warrants shelf registration statements (the "REGISTRATION STATEMENTS") on appropriate forms under the Securities Act covering the issuance and resale of Warrant Shares upon exercise of the Warrants.

                                      A1-4

          Warrant Certificates, when surrendered at the office of the Warrant Agent by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

          Upon due presentation for registration of transfer of this Warrant Certificate at the office of the Warrant Agent a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

          Holdings and the Warrant Agent may deem and treat the registered holder(s) thereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and neither Holdings nor the Warrant Agent shall be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of Holdings.

                                      A1-5

                         FORM OF ELECTION TO PURCHASE

                   (To Be Executed Upon Exercise Of Warrant)

          The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive _______ shares of Common Stock and herewith tenders payment for such shares to the order of Holdings in the amount of $______ in accordance with the terms hereof unless the holder is exercising Warrants pursuant to the net exercise provisions of Section 4 of the Warrant Agreement in which case the holder shall tender Notes having an aggregate principal amount at maturity, plus accrued and unpaid interest, if any thereon, to the date of exercise equal to the Exercise Price of the Warrants being exercised by such holder. The undersigned requests that a certificate for such shares be registered in the name of _______________________________, whose address is _______________________________ and that such shares be delivered to ________________ whose address is _________________________________. If said number of shares is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares be registered in the name of ______________, whose address is _________________________, and that such
Warrant Certificate be delivered to _________________, whose address is
__________________.


Date: ______________, ____


                                 __________________________
                                    (Signature)



                                 __________________________
                                    (Signature Guaranteed)

                                      A1-6

                                  SCHEDULE A

                             SCHEDULE OF WARRANTS

                       EVIDENCED BY THIS GLOBAL WARRANT

          The initial number of Warrants evidenced by this Global Warrant shall be 335,000. The following decreases/increases in the number of Warrants evidenced by this Warrant have been made:




                    Decrease in            Increase in           Total Number of
                     Number of              Number of                Warrants
                      Warrants              Warrants            Evidenced by this
  Date of           Evidenced by          Evidenced by            Global Warrant          Notation Made
 Decrease/          this Global            this Global            Following such         by or on Behalf
 Increase             Warrant                Warrant            Decrease/ Increase       of Warrant Agent
--------------  ------------------  -----------------------   ----------------------  ---------------------

--------------  ------------------  -----------------------   ----------------------  ---------------------

--------------  ------------------  -----------------------   ----------------------  ---------------------

--------------  ------------------  -----------------------   ----------------------  ---------------------

--------------  ------------------  -----------------------   ----------------------  ---------------------

--------------  ------------------  -----------------------   ----------------------  ---------------------

--------------  ------------------  -----------------------   ----------------------  ---------------------

--------------  ------------------  -----------------------   ----------------------  ---------------------

--------------  ------------------  -----------------------   ----------------------  ---------------------

--------------  ------------------  -----------------------   ----------------------  ---------------------

--------------  ------------------  -----------------------   ----------------------  ---------------------

--------------  ------------------  -----------------------   ----------------------  ---------------------

--------------  ------------------  -----------------------   ----------------------  ---------------------

                                      A1-7

                                                                      EXHIBIT A2

                                FORM OF WARRANT

                         [Face of Warrant Certificate]

          THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO (A) OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY ONLY (1) TO HOLDINGS, (2) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (3) TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A,
(4) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (5) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT (AN "IAI") THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE WARRANT AGENT, AND, IN THE CASE OF ANY TRANSFER TO ANY IAI OF SECURITIES ENTITLING THE HOLDER TO PURCHASE 10,000 OR FEWER SHARES OF COMMON STOCK, AN OPINION OF COUNSEL IF HOLDINGS SO REQUESTS OR (6) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT (AND BASED ON AN OPINION OF COUNSEL IF HOLDINGS SO REQUESTS), SUBJECT IN EACH OF THE FOREGOING CASES TO APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THAT IT WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.

          THIS GLOBAL WARRANT IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS WARRANT) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE WARRANT AGENT MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.07 OF THE WARRANT AGREEMENT, (II) THIS GLOBAL WARRANT MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 3.6(a) OF THE WARRANT AGREEMENT, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE WARRANT AGREEMENT FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE WARRANT AGENT AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF HOLDINGS.

          THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL WARRANT, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR

                                      A2-1

CERTIFICATED WARRANTS, ARE AS SPECIFIED IN THE WARRANT AGREEMENT. NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL WARRANT SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON.

          NOTWITHSTANDING ANY PROVISIONS OF THIS WARRANT OR ANY OTHER DOCUMENT TO THE CONTRARY, IN THE EVENT THAT THE CONSENT OF THE FEDERAL COMMUNICATIONS COMMISSION ("FCC") TO THE EXERCISE OF THIS WARRANT IS REQUIRED TO BE OBTAINED PRIOR TO SUCH EXERCISE, THIS WARRANT SHALL NOT BE EXERCISABLE UNLESS AND UNTIL SUCH FCC CONSENT SHALL HAVE BEEN OBTAINED. IN THE EVENT THAT THIS WARRANT IS INTENDED TO BE EXERCISED AND SUCH FCC CONSENT IS REQUIRED TO BE OBTAINED, HOLDINGS AND THE HOLDER SHALL USE COMMERCIALLY REASONABLE EFFORTS TO OBTAIN SUCH FCC CONSENT PROMPTLY.

          NOTWITHSTANDING ANY PROVISIONS OF THIS WARRANT OR ANY OTHER DOCUMENT TO THE CONTRARY, INCLUDING BUT NOT LIMITED TO THE PRECEDING PARAGRAPH, THIS WARRANT SHALL NOT BE EXERCISABLE IN THE EVENT THAT SUCH EXERCISE WOULD CAUSE THE AGGREGATE ALIEN OWNERSHIP OR VOTING INTEREST IN HOLDINGS TO INCREASE TO ANY LEVEL ABOVE 24.5%, AS DETERMINED BY APPLICABLE FCC RULES, REGULATIONS, AND POLICIES, IT BEING WELL UNDERSTOOD THAT THIS WARRANT SHALL NOT BE EXERCISABLE IN THE EVENT THAT SUCH ALIEN OWNERSHIP OR VOTING INTEREST ALREADY EXCEEDS 24.5%, IT BEING FURTHER UNDERSTOOD THAT IN NO EVENT SHALL HOLDINGS BE REQUIRED HEREUNDER TO SEEK FCC CONSENT TO EXCEED FCC ALIEN OWNERSHIP OR VOTING LIMITATIONS APPLICABLE TO HOLDINGS.

                  EXERCISABLE ON OR AFTER THE SEPARATION DATE

No. ______                                                 _________ Warrants

                              Warrant Certificate

                     AMERICAN MOBILE SATELLITE CORPORATION

          This Warrant Certificate certifies that ______________, or registered assigns, is the registered holder of Warrants expiring April 1, 2008 (the "WARRANTS") to purchase Common Stock. Each Warrant entitles the holder upon exercise to receive from Holdings commencing on the Separation Date (as defined in the Warrant Agreement) until 5:00 p.m. New York City Time on April 1, 2008, the number of fully paid and nonassessable Warrant Shares as set forth in the Warrant Agreement, subject to adjustment as set forth in Section 8 of the Warrant Agreement, at the initial exercise price (the "EXERCISE PRICE") of $12.51 per share payable in lawful money of the United States of America upon surrender of this Warrant Certificate and payment of the Exercise Price at the office or agency of the Warrant Agent, but only subject to the conditions set forth herein and in the Warrant Agreement referred to on the reverse hereof. Notwithstanding the foregoing, Warrants may be exercised without the exchange of funds pursuant to the net exercise provisions of Section 4 of the Warrant Agreement. The Exercise Price and number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement. No Warrant may be exercised after 5:00 p.m., New York City Time on April 1, 2008, and to the extent not exercised by such time such Warrants shall become void. Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same

                                      A2-2
effect as though fully set forth at this place. This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent, as such term is used in the Warrant Agreement. This Warrant Certificate shall be governed and construed in accordance with the internal laws of the State of New York.

                                      A2-3

          IN WITNESS WHEREOF, American Mobile Satellite Corporation has caused this Warrant Certificate to be signed by its President and Treasurer and by its Vice President and Secretary and may cause its corporate seal to be affixed hereunto or imprinted hereon.

Dated: ________ __, 1998

                              AMERICAN MOBILE SATELLITE CORPORATION



                              By:
                                 ---------------------------------------
                              Name:
                              Title:


                              By:
                                 ---------------------------------------
                              Name:
                              Title:


Countersigned:

STATE STREET BANK AND TRUST COMPANY,
 as Warrant Agent



By:
   -----------------------------
Name:
Title:

                                      A2-4

                       [Reverse of Warrant Certificate]

          The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants expiring April 1, 2008 entitling the holder on exercise to receive shares of Common Stock, and are issued or to be issued pursuant to a Warrant Agreement dated as of March 31, 1998 (the "WARRANT AGREEMENT"), duly executed and delivered by Holdings to State Street Bank and Trust Company, as warrant agent (the "WARRANT AGENT"), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, Holdings and the holders (the words "HOLDERS" or "HOLDER" meaning the registered holders or registered holder) of the Warrants. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to Holdings.

          Warrants may be exercised at any time on or after the Separation Date and on or before April 1, 2008; provided that holders shall be able to exercise their Warrants only if a registration statement relating to the Warrant Shares is then in effect, or the exercise of such Warrants is exempt from the registration requirements of the Securities Act of 1933, as amended (the "SECURITIES ACT"), and such securities are qualified for sale or exempt from qualification under the applicable securities laws of the states in which the various holders of the Warrants or other persons to whom it is proposed that the Warrant Shares be issued on exercise of the Warrants reside. In order to exercise all or any of the Warrants represented by this Warrant Certificate, (i) in the case of Definitive Warrants, the holder must surrender for exercise this Warrant Certificate to the Warrant Agent at its New York corporate trust office set forth in Section 16 of the Warrant Agreement, (ii) in the case of a book-entry interest in a Global Warrant, the exercising Participant whose name appears on a securities position listing of the Depositary as the holder of such book-entry interest must comply with the Depositary's procedures relating to the exercise of such book-entry interest in such Global Warrant and (iii) in the case of both Global Warrants and Definitive Warrants, the holder thereof or the Participant, as applicable, must deliver to the Warrant Agent the form of election to purchase on the reverse hereof duly filled in and signed, which signature shall be a medallion guaranteed by an institution which is a member of a Securities Transfer Association recognized signature guarantee program, and upon payment to the Warrant Agent for the account of Holdings of the Exercise Price, as adjusted as provided in the Warrant Agreement, for the number of Warrant Shares in respect of which such Warrants are then exercised. No adjustment shall be made for any dividends on any Common Stock issuable upon exercise of this Warrant.

          The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price set forth on the face hereof may, subject to certain conditions, be adjusted. If the Exercise Price is adjusted, the Warrant Agreement provides that the number of shares of Common Stock issuable upon the exercise of each Warrant shall be adjusted. No fractions of a share of Common Stock will be issued upon the exercise of any Warrant, but Holdings will pay the cash value thereof determined as provided in the Warrant Agreement.

          Holdings has agreed under the terms of the Warrant Agreement to file and use its reasonable best efforts to make effective no later than the earlier of (i) one year after the date of Warrant Agreement and (ii) 65 days after the occurrence of a Change of Control and (subject to Black Out Periods) to maintain effective until expiration or exercise of all Warrants shelf registration statements (the "REGISTRATION STATEMENTS") on appropriate forms under the Securities Act covering the issuance and resale of Warrant Shares upon exercise of the Warrants.

                                      A2-5

          Warrant Certificates, when surrendered at the office of the Warrant Agent by the registered holder thereof in person or by a legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

          Upon due presentation for registration of transfer of this Warrant Certificate at the office of the Warrant Agent a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

          Holdings and the Warrant Agent may deem and treat the registered holder(s) thereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and neither Holdings nor the Warrant Agent shall be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of Holdings.

                                      A2-6

                         FORM OF ELECTION TO PURCHASE

                   (To Be Executed Upon Exercise Of Warrant)

          The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive __________ shares of Common Stock and herewith tenders payment for such shares to the order of Holdings in the amount of $______ in accordance with the terms hereof unless the holder is exercising Warrants pursuant to the net exercise provisions of Section 4 of the Warrant Agreement in which case the holder shall tender Notes having an aggregate principal amount at maturity, plus accrued and unpaid interest, if any thereon, to the date of exercise equal to the Exercise Price of the Warrants being exercised by such holder. The undersigned requests that a certificate for such shares be registered in the name of _______________________________, whose address is _______________________________ and that such shares be delivered to ________________ whose address is _________________________________. If said number of shares is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares be registered in the name of ______________, whose address is _________________________, and that such
Warrant Certificate be delivered to _________________, whose address is
__________________.


Date: ______________, ____


                                 __________________________
                                    (Signature)



                                 __________________________
                                    (Signature Guaranteed)

                                      A2-7

                                  SCHEDULE A

                             SCHEDULE OF WARRANTS

                       EVIDENCED BY THIS GLOBAL WARRANT

          The initial number of Warrants evidenced by this Global Warrant shall be 335,000. The following decreases/increases in the number of Warrants evidenced by this Warrant have been made:




                    Decrease in            Increase in           Total Number of
                     Number of              Number of                Warrants
                      Warrants              Warrants            Evidenced by this
  Date of           Evidenced by          Evidenced by            Global Warrant          Notation Made
 Decrease/          this Global            this Global            Following such         by or on Behalf
 Increase             Warrant                Warrant            Decrease/ Increase       of Warrant Agent
--------------   -----------------   --------------------  --------------------------  --------------------

--------------   -----------------   --------------------  --------------------------  --------------------

--------------   -----------------   --------------------  --------------------------  --------------------

--------------   -----------------   --------------------  --------------------------  --------------------

--------------   -----------------   --------------------  --------------------------  --------------------

--------------   -----------------   --------------------  --------------------------  --------------------

--------------   -----------------   --------------------  --------------------------  --------------------

--------------   -----------------   --------------------  --------------------------  --------------------

--------------   -----------------   --------------------  --------------------------  --------------------

--------------   -----------------   --------------------  --------------------------  --------------------

--------------   -----------------   --------------------  --------------------------  --------------------

--------------   -----------------   --------------------  --------------------------  --------------------

                                      A2-8

                                   EXHIBIT B

                        FORM OF CERTIFICATE OF TRANSFER

American Mobile Satellite Corporation
10802 Parkridge Blvd.
Reston, Virginia  20191-5416
Attention:  Randy S. Segal, Esq.,

State Street Bank and Trust Company
Goodwin Square
225 Asylum Street
Hartford, Connecticut 01603
Attention:  Steven Cimalore

          Re:  335,000 Warrants to Purchase 1,258,759 Shares of Common Stock
               -------------------------------------------------------------

                              (CUSIP __________)

          Reference is hereby made to the Warrant Agreement, dated as of March 31, 1998 (the "WARRANT AGREEMENT"), among American Mobile Satellite Corporation, as issuer (the "HOLDINGS"), and State Street Bank and Trust Company, as Warrant Agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Warrant Agreement.

          ______________, (the "TRANSFEROR") owns and proposes to transfer the Warrant[s] or interest in such Warrant[s] specified in Annex A hereto, in the amount of ___________ in such Warrant[s] or interests (the "TRANSFER"), to __________ (the "TRANSFEREE"), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:

[CHECK ALL THAT APPLY]

1.  [_]  CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE
         ----------------------------------------------------------------------
144A GLOBAL WARRANT OR A DEFINITIVE WARRANT PURSUANT TO RULE 144A.  The Transfer
-----------------------------------------------------------------
is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "SECURITIES ACT"), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Definitive Warrant is being transferred to a Person that the Transferor reasonably believed and believes is purchasing the beneficial interest or Definitive Warrant for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Warrant Agreement, the transferred beneficial interest or Definitive Warrant will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the 144A Global Warrant and/or the Definitive Warrant and in the Warrant Agreement and the Securities Act.

2.  [_]  CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE
         ----------------------------------------------------------------------
TEMPORARY REGULATION S GLOBAL WARRANT, THE REGULATION S GLOBAL WARRANT OR A
---------------------------------------------------------------------------
DEFINITIVE WARRANT PURSUANT TO REGULATION S.  The Transfer is being effected
-------------------------------------------
pursuant to and in accordance with Rule 903 or Rule

904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act and, (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act and (iv) if the proposed transfer is being made prior to the expiration of the Restricted Period, the transfer is not being made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser). Upon consummation of the proposed transfer in accordance with the terms of the Warrant Agreement, the transferred beneficial interest or Definitive Warrant will be subject to the restrictions on Transfer enumerated in the Private Placement Legend printed on the Regulation S Global Warrant, the Temporary Regulation S Global Warrant and/or the Definitive Warrant and in the Warrant Agreement and the Securities Act.

3.  [_]  CHECK AND COMPLETE IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL
         -------------------------------------------------------------------
INTEREST IN THE IAI GLOBAL WARRANT OR A DEFINITIVE WARRANT PURSUANT TO ANY
--------------------------------------------------------------------------
PROVISION OF THE SECURITIES ACT OTHER THAN RULE 144A OR REGULATION S.  The
--------------------------------------------------------------------
Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Warrants and Restricted Definitive Warrants and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that (check one):

          (a) [_] such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;

or

          (b) [_] such Transfer is being effected to Holdings or a subsidiary thereof;

or

          (c) [_] such Transfer is being effected pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act;

or

          (d) [_] such Transfer is being effected to an Institutional Accredited Investor and pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A, Rule 144 or Rule 904, and the Transferor hereby further certifies that it has not engaged in any general solicitation within the meaning of Regulation D under the Securities Act and the Transfer complies with the transfer restrictions applicable to beneficial interests in a Restricted Global Warrant or Restricted Definitive Warrants and the requirements of the exemption claimed, which certification is supported by (1) a certificate executed by the Transferee in the form of Exhibit D to the Warrant Agreement and
(2) if such Transfer is in respect of ___________ of Warrants at the time of transfer of less than $250,000, an Opinion of Counsel provided by the Transferor or the Transferee (a copy of which the Transferor has attached to this certification), to the effect that such Transfer is in compliance with the Securities Act. Upon consummation of the proposed transfer in accordance with the terms of the Warrant Agreement, the transferred beneficial interest or Definitive Warrant will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the IAI Global Warrant and/or the Definitive Warrants and in the Warrant Agreement and the Securities Act.

4. [_] Check if Transferee will take delivery of a beneficial interest in an Unrestricted Global Warrant or of an Unrestricted Definitive Warrant.

          (a) [_] CHECK IF TRANSFER IS PURSUANT TO RULE 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Warrant Agreement and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Warrant Agreement and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Warrant Agreement, the transferred beneficial interest or Definitive Warrant will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Warrants, on Restricted Definitive Warrants and in the Warrant Agreement.

          (b) [_] CHECK IF TRANSFER IS PURSUANT TO REGULATION S. (i) The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the Warrant Agreement and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Warrant Agreement and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Warrant Agreement, the transferred beneficial interest or Definitive Warrant will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Warrants, on Restricted Definitive Warrants and in the Warrant Agreement.

          (c) [_] CHECK IF TRANSFER IS PURSUANT TO OTHER EXEMPTION. (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, Rule 903 or Rule 904 and in compliance with the transfer restrictions contained in the Warrant Agreement and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Warrant Agreement and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Warrant Agreement, the transferred beneficial interest or Definitive Warrant will not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Warrants or Restricted Definitive Warrants and in the Warrant Agreement.

          This certificate and the statements contained herein are made for your benefit and the benefit of Holdings.


                                    --------------------------------------
                                    [Insert Name of Transferor]


                                    By:
                                       -----------------------------------
                                    Name:
                                    Title:

Dated:  ________ __, ____

                      ANNEX A TO CERTIFICATE OF TRANSFER

1.  The Transferor owns and proposes to transfer the following:

                           [CHECK ONE OF (a) OR (b)]

     (a)  [_]  a beneficial interest in the:

          (i)   [_] 144A Global Warrant (CUSIP _________), or

          (ii)  [_] Regulation S Global Warrant (CUSIP _________), or

          (iii) [_] IAI Global Warrant (CUSIP ________); or

     (b)  [_]  a Restricted Definitive Warrant.

2.  After the Transfer the Transferee will hold:

                                  [CHECK ONE]

     (a)  [_]  a beneficial interest in the:

          (i)   [_] 144A Global Warrant (CUSIP ________), or

          (ii)  [_] Regulation S Global Warrant (CUSIP ________), or

          (iii) [_] IAI Global Warrant (CUSIP ________); or

          (iv)  [_] Unrestricted Global Warrant (CUSIP ________); or

     (b)  [_]  a Restricted Definitive Warrant; or

     (c)  [_]  an Unrestricted Definitive Warrant,

  in accordance with the terms of the Warrant Agreement.

                                   EXHIBIT C

                        FORM OF CERTIFICATE OF EXCHANGE

American Mobile Satellite Corporation
10802 Parkridge Blvd.
Reston, Virginia  20191-5416
Attention:  Randy S. Segal, Esq.

State Street Bank and Trust Company
Goodwin Square
225 Asylum Street
Hartford, Connecticut 06103
Attention: Steven Cimalore

          Re:  335,000 Warrants to Purchase 1,258,759 Shares of Common Stock
               -------------------------------------------------------------

                              (CUSIP __________)

          Reference is hereby made to the Warrant Agreement, dated as of March 31, 1998 (the "WARRANT AGREEMENT"), among American Mobile Satellite Corporation, as issuer (the "HOLDINGS"), and State Street Bank and Trust Company, as Warrant Agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Warrant Agreement.

          ____________, (the "OWNER") owns and proposes to exchange the Warrant[s] or interest in such Warrant[s] specified herein, in the amount of ____________ in such Warrant[s] or interests (the "EXCHANGE"). In connection with the Exchange, the Owner hereby certifies that:

1. EXCHANGE OF RESTRICTED DEFINITIVE WARRANTS OR BENEFICIAL INTERESTS IN A RESTRICTED GLOBAL WARRANT FOR UNRESTRICTED DEFINITIVE WARRANTS OR BENEFICIAL INTERESTS IN AN UNRESTRICTED GLOBAL WARRANT

          (a) [_] CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED
                  -------------------------------------------------------------
GLOBAL WARRANT TO BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL WARRANT.  In
-----------------------------------------------------------------------
connection with the Exchange of the Owner's beneficial interest in a Restricted Global Warrant for a beneficial interest in an Unrestricted Global Warrant in an equal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global Warrants and pursuant to and in accordance with the United States Securities Act of 1933, as amended (the "SECURITIES ACT"), (iii) the restrictions on transfer contained in the Warrant Agreement and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Global Warrant is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

          (b) [_] CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED
                  -------------------------------------------------------------
GLOBAL WARRANT TO UNRESTRICTED DEFINITIVE WARRANT.  In connection with the
-------------------------------------------------
Exchange of the Owner's beneficial interest in a Restricted Global Warrant for an Unrestricted Definitive Warrant, the Owner hereby certifies (i) the Definitive Warrant is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Warrants and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Warrant Agreement and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Definitive Warrant is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

          (c) [_] CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE WARRANT TO
                  ----------------------------------------------------------
BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL WARRANT.  In connection with the
-----------------------------------------------------
Owner's Exchange of a Restricted Definitive Warrant for a beneficial interest in an Unrestricted Global Warrant, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Warrants and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Warrant Agreement and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

          (d) [_] CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE WARRANT TO
                  ----------------------------------------------------------
UNRESTRICTED DEFINITIVE WARRANT.  In connection with the Owner's Exchange of a
-------------------------------
Restricted Definitive Warrant for an Unrestricted Definitive Warrant, the Owner hereby certifies (i) the Unrestricted Definitive Warrant is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Warrants and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Warrant Agreement and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Unrestricted Definitive Warrant is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

2. EXCHANGE OF RESTRICTED DEFINITIVE WARRANTS OR BENEFICIAL INTERESTS IN RESTRICTED GLOBAL WARRANTS FOR RESTRICTED DEFINITIVE WARRANTS OR BENEFICIAL INTERESTS IN RESTRICTED GLOBAL WARRANTS.

          (a) [_] CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED
                  -------------------------------------------------------------
GLOBAL WARRANT TO RESTRICTED DEFINITIVE WARRANT.  In connection with the
-----------------------------------------------
Exchange of the Owner's beneficial interest in a Restricted Global Warrant for a Restricted Definitive Warrant with an equal amount, the Owner hereby certifies that the Restricted Definitive Warrant is being acquired for the Owner's own account without transfer. Upon consummation of the proposed Exchange in accordance with the terms of the Warrant Agreement, the Restricted Definitive Warrant issued will continue to be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Definitive Warrant and in the Warrant Agreement and the Securities Act.

          (b) [_] CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE WARRANT TO
                  ----------------------------------------------------------
BENEFICIAL INTEREST IN A RESTRICTED GLOBAL WARRANT.  In connection with the
--------------------------------------------------
Exchange of the Owner's Restricted Definitive Warrant for a beneficial interest in the [CHECK ONE] [_] 144A Global Warrant, [_] Regulation S Global Warrant,
[_] IAI Global Warrant with an equal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Warrants and pursuant to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Warrant Agreement, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the relevant Restricted Global Warrant and in the Warrant Agreement and the Securities Act.

          This certificate and the statements contained herein are made for your benefit and the benefit of Holdings.

                                    ----------------------------------
                                         [Insert Name of Owner]


                                    By:
                                       -------------------------------
                                    Name:
                                    Title:

Dated: ________________, ____

                                   EXHIBIT D

                           FORM OF CERTIFICATE FROM
                  ACQUIRING INSTITUTIONAL ACCREDITED INVESTOR

American Mobile Satellite Corporation
10802 Parkridge Blvd.
Reston, Virginia  20191-5416
Attention:  Randy S. Segal, Esq.

State Street Bank and Trust Company
Goodwin Square
225 Asylum Street
Hartford, Connecticut  06103
Attention:  Steven Cimalore

          Re:  335,000 Warrants to Purchase 1,258,759 Shares of Common Stock
               -------------------------------------------------------------

                              (CUSIP __________)

          Reference is hereby made to the Warrant Agreement, dated as of March 31, 1998 (the "WARRANT AGREEMENT"), among American Mobile Satellite Corporation, as issuer (the "HOLDINGS"), and State Street Bank and Trust Company, as Warrant Agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Warrant Agreement.

          In connection with our proposed purchase of ____________ amount of:

          (a) [_] a beneficial interest in a Global Warrant, or

          (b) [_] a Definitive Warrant,

          we confirm that:

          1. We understand that any subsequent transfer of the Warrants or any interest therein is subject to certain restrictions and conditions set forth in the Warrant Agreement and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Warrants or any interest therein except in compliance with, such restrictions and conditions and the United States Securities Act of 1933, as amended (the "SECURITIES ACT").

          2. We understand that the offer and sale of the Warrants have not been registered under the Securities Act, and that the Warrants and any interest therein may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell the Warrants or any interest therein, we will do so only (A) to Holdings or any subsidiary thereof,
(B) in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (c) to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to you and to Holdings a signed letter substantially in the form of this letter and, if such transfer is in respect of a __________ of Warrants, at the time of transfer of less than $250,000, an

Opinion of Counsel in form reasonably acceptable to Holdings to the effect that such transfer is in compliance with the Securities Act, (D) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, (E) pursuant to the provisions of Rule 144(k) under the Securities Act or (F) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing the Definitive Warrant or beneficial interest in a Global Warrant from us in a transaction meeting the requirements of clauses (A) through (E) of this paragraph a notice advising such purchaser that resales thereof are restricted as stated herein.

          3. We understand that, on any proposed resale of the Warrants or beneficial interest therein, we will be required to furnish to you and Holdings such certifications, legal opinions and other information as you and Holdings may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Warrants purchased by us will bear a legend to the foregoing effect. We further understand that any subsequent transfer by us of the Warrants or beneficial interest therein acquired by us must be effected through one of the Initial Purchasers.

          4. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Warrants, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

          5. We are acquiring the Warrants or beneficial interest therein purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

          You and Holdings are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.


                              ------------------------------------------
                                 [Insert Name of Accredited Investor]



                              By:
                                 ---------------------------------------
                              Name:
                              Title:

                                      D-2